UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

PHYSICIANS REALTY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 23, 2014

To the Shareholders of Physicians Realty Trust:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Physicians Realty Trust to be held on Thursday, August 7, 2014 at 10:00 a.m., Central Daylight Time, at the Milwaukee Athletic Club located at 758 N. Broadway, Milwaukee, Wisconsin 53202.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement provides information about Physicians Realty Trust in addition to describing the business we will conduct at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Your common shares will be voted in accordance with the instructions you have given in your proxy card. You may attend the Annual Meeting and vote in person even if you have previously returned your proxy card by following the instructions included in the proxy statement. All shareholders who attend the meeting may be required to present valid picture identification, such as a driver’s license or a passport. We hope you are able to join us on August 7.

Sincerely,

Hon. Tommy G. Thompson
Chairman of the Board

IMPORTANT

A proxy card is enclosed. We urge you to complete and mail the card promptly in the enclosed envelope, which requires no postage if mailed in the United States. Any shareholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed and mailed proxy will be revoked. Please note, however, that if your common shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

IT IS IMPORTANT THAT YOU VOTE YOUR COMMON SHARES

Physicians Realty Trust

735 N. Water Street
Suite 1000
Milwaukee, Wisconsin 53202

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Physicians Realty Trust:

Notice is hereby given that the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Physicians Realty Trust, a Maryland real estate investment trust (the “Company”), which will be held on Thursday, August 7, 2014 at 10:00 a.m., Central Daylight Time, at the Milwaukee Athletic Club located at 758 N. Broadway, Milwaukee, Wisconsin 53202, for the following purposes:

1.              To elect seven trustees to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.

2.              To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.              To approve an amendment to the Physicians Realty Trust 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares.

4.              To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

The preceding items of business are more fully described in the Proxy Statement accompanying this Notice of the Annual Meeting. Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

The Board of Trustees has fixed the close of business on June 6, 2014 as the record date for identifying those shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the Annual Meeting. On or about June 23, 2014, the Company mailed or made available on the Internet this Notice, the Proxy Statement and the Company’s 2013 Annual Report to shareholders.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote as soon as possible. For specific instructions on how to vote your common shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and the Annual Meeting.”

All shareholders are cordially invited to attend the Annual Meeting in person. If as of the close of business on the record date, your common shares were registered directly in your name, then you received this Proxy Statement by regular mail and you may cast your vote by mail by following the instructions on the enclosed proxy card.  If as of the close of business on the record date, your common shares were not held directly in your name but rather were held in an account with a brokerage firm, bank or similar intermediary organization, then you are the beneficial holder of common shares held in “street name”, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials on the Internet was sent to you by that intermediary and you may cast your vote by mail, the telephone or over the Internet by following the instructions in the Notice.

Thank you for your ongoing support of Physicians Realty Trust.

By Order of the Board of Trustees of Physicians Realty Trust

John T. Thomas
Chief Executive Officer, President and Trustee

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2014

Our Notice of Annual Meeting of Shareholders, the Proxy Statement and the Company’s 2013 Annual Report

are available on the following website: http://www.cfpproxy.com/7799

Physicians Realty Trust

735 N. Water Street, Suite 1000

Milwaukee, Wisconsin

(414) 978-6494

PROXY STATEMENT

The Board of Trustees (“Board”) of Physicians Realty Trust, a Maryland real estate investment trust (“we,” “us,” “Physicians Realty” or the “Company”), is soliciting proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the Milwaukee Athletic Club located at 758 N. Broadway, Milwaukee, Wisconsin 53202 on Thursday, August 7, 2014 at 10:00 a.m., Central Daylight Time, and any postponement, adjournment or continuation thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying Notice and Form of Proxy are first being mailed or made available on the Internet to shareholders on or about June 23, 2014.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

How is the Company distributing proxy materials?

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2014

Our Notice of Annual Meeting of Shareholders, the Proxy Statement and the Company’s 2013 Annual Report

are available on the following website: http://www.cfpproxy.com/7799

In accordance with SEC rules, we have elected to mail our proxy materials to the record holders of our common shares while also furnishing our proxy materials to our shareholders over the Internet and we have instructed brokers, banks and similar intermediary organizations to provide to the beneficial shareholders that hold their common shares in “street name” (other than those beneficial shareholders who previously requested printed copy delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials online (the “Notice”).

If you receive the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. If you receive the Notice by mail and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice about how you may request to receive a copy electronically or in printed form free of charge on a one-time or on-going basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet as we believe electronic delivery will expedite the receipt of materials while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials.

In addition to this Proxy Statement, our proxy materials include our 2013 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Form 10-K”).  Copies of the Form 10-K, as well as other periodic filings by the Company with the Securities and Exchange Commission, also are available in the Investor Relations section of our website (www.docreit.com) under the tab “SEC Filings”. The information included in our website is not incorporated herein by reference.

What proposals will be voted on at the Annual Meeting?

Three proposals will be voted on at the Annual Meeting:

•                  The election of seven trustees to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

•                  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•                  The approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

•                  “FOR” the election of seven trustees to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified (Proposal 1);

•                  “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2); and

•                  “FOR” the approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares (Proposal 3).

What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders, John T. Thomas and John W. Lucey, or either of them, will have discretion to vote on those matters in accordance with his or their best judgment. We do not currently anticipate that any other matters will be raised at the 2014 Annual Meeting.

Who is entitled to vote?

Shareholders of record at the close of business on June 6, 2014 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, there were 34,282,863 of our common shares outstanding.  Each common share is entitled to one vote on all matters being considered at the Annual Meeting. As of the Record Date, holders of common shares are eligible to cast an aggregate of 34,282,863 votes at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum. Both abstentions and broker non-votes (as discussed under “What vote is required to approve each item?”) are counted for the purpose of determining the presence of a quorum.

What is the difference between holding shares as a registered shareholder and holding shares in street name?

If your common shares are owned directly in your name with our transfer agent, Registrar & Transfer Company, you are considered a registered holder of those common shares.

If your common shares are held by a broker, bank or nominee, you hold those common shares in street name. Your broker, bank or other nominee will vote your common shares as you direct.

How do I vote?

Whether you hold shares as the shareholder of record or in street name, you may direct how your shares are voted without attending the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the meeting in order to ensure that your vote is counted.

Shareholders of Record. As a shareholder of record, you may vote in person at the meeting, send a representative to the meeting with a signed proxy to vote on your behalf, or vote by submitting a proxy by completing, signing and dating a proxy card and mailing it in the accompanying pre-addressed envelope in accordance with the instructions included on your proxy card.

Beneficial (“Street Name”) Shareholders. The broker, bank or similar intermediary that holds your common shares in an account is considered to be the holder of record for purposes of voting at the meeting.  As a beneficial owner, you have the right to direct the intermediary how to vote the common shares held in your account. You may vote by submitting voting instructions to your broker, bank, trustee or other intermediary in accordance with the Notice, including by submitting a voting form provided to you by such intermediary. If you wish to vote at the meeting, you must obtain from a legal proxy issued in your name from the broker, bank or nominee that holds your common shares giving you the right to vote the common shares.

You can ensure your vote is cast at the meeting by completing, signing, dating and returning your proxy card or voting form. Your vote will be cast in accordance with the instructions included on a properly signed and dated proxy card or voting form.

If you do not return a signed proxy card or voting form (or, if you are a beneficial owner, otherwise submit your vote in accordance with the instructions provided in the Notice) or attend the Annual Meeting in person or by representative and vote, no vote will be cast on your behalf. The proxy card indicates on its face the number of common shares registered in your name at the close of business on the Record Date, which number corresponds to the number of votes you will be entitled to cast at the meeting on each proposal.

You are urged to follow the instructions on your proxy card or your Notice and voting form, as applicable, to indicate how your vote is to be cast.

If you return your signed proxy but do not indicate your voting preferences, your common shares will be voted on your behalf as follows:

•                  “FOR” election of seven trustees to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified (Proposal 1);

•                  “FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2); and

•                  “FOR” approval of the amendment to the Company’s 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares (Proposal 3).

Can I change my vote or revoke my proxy?

If you are a shareholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. If you are a beneficial owner, you may change your vote by submitting new voting instructions (including a voting form) to your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your common shares, by attending the meeting and voting in person.

What vote is required to approve each item?

Item	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 — To elect seven trustees to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified	Plurality of Votes Cast	No

Proposal 2 — the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014	Majority of Votes Cast	Yes

Proposal 3 — The approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares	Majority of Votes Cast	No

With respect to Proposal 1, the vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a Trustee. For purposes of the election of trustees, votes cast does not include abstentions or broker non-votes, and therefore, abstentions and broker non-votes will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of quorum. You may vote “FOR” all nominees, “WITHHOLD” your vote as to all nominees, or “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. The nominees receiving the most “FOR” votes will be elected. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more trustees will not be voted with respect to the trustee or trustees indicated. Proxies may not be voted for more than seven trustees and shareholders may not cumulate votes in the election of trustees.

With respect to Proposal 2, the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Votes cast does not include abstentions, and therefore, abstentions will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of quorum.  Because brokers are entitled to vote on Proposal 2 without specific instructions from beneficial owners, there will be no broker non-votes on this matter.  You may vote “FOR”, “AGAINST” or “ABSTAIN.” The Company’s bylaws do not require that the shareholders ratify the selection of the Company’s independent registered public accounting firm. However, the Company is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.

With respect to Proposal 3, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required for approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares. Votes cast does not include broker non-votes, and therefore, broker non-votes will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of quorum. Abstentions will have the same effect as votes against the proposal. You may vote “FOR”, “AGAINST” or “ABSTAIN.”

If your common shares are held in “street name,” and you do not instruct the broker as to how to vote these shares on Proposals 1 or 3, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

Is cumulative voting permitted for the election of trustees?

No. The Company’s declaration of trust and bylaws do not permit cumulative voting at any election of trustees.

How are proxies solicited?

The costs and expenses of soliciting proxies from shareholders will be paid by the Company. Employees, officers and trustees of the Company may solicit proxies. In addition, we will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common shares.

What is householding?

The SEC has adopted rules that allow a company to deliver a single Notice or set of proxy materials to an address shared by two or more of its shareholders. This method of delivery, known as “householding”, permits us to realize significant cost savings and reduces the amount of duplicate information shareholders receive. In accordance with notices sent to shareholders sharing a single address, we are sending only one set of proxy materials (or one Notice, if applicable) to that address unless we have received contrary instructions from a shareholder at that address. Any shareholders who object to, or wish to begin, householding may notify the Secretary orally or in writing at the telephone number or address, as applicable, set forth above. We will deliver promptly an individual copy of the proxy materials (or one Notice, if applicable) to any shareholder who revokes its consent to householding upon our receipt of such revocation.

Who counts the votes?

Registrar & Transfer Company will act as inspector of elections and certify the voting results.

How do I find out the voting results?

We will announce preliminary voting results at the Annual Meeting. We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before August 13, 2014. The Form 8-K will be available at our website (www.docreit.com) under the tab “SEC Filings” and on the SEC’s website at http://www.sec.gov.

What do I need to do if I would like to attend the Annual Meeting?

If you attend the Annual Meeting, you will be asked to present photo identification, such as a driver’s license, when you arrive. If you hold your common shares in “street name”, typically through a brokerage account, you also will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your common shares held in street name in person at the meeting, you must bring with you a legal proxy in your name from the broker, bank or other nominee that holds your common shares.

For directions to the Annual Meeting, you may visit our website at www.docreit.com or call us at (414) 978-6494.

What is the deadline for shareholder proposals for the 2015 Annual Meeting?

The deadline for submitting a shareholder proposal for inclusion in the proxy materials to be distributed by the Company in connection with the 2015 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is February 23, 2015.  Such proposals must comply with SEC regulations under Rule 14a-18 of the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

In addition, our bylaws contain additional advance notice requirements for shareholders who wish to present a proposal, including shareholder nominees for election to the Board, before an annual meeting of shareholders (and not pursuant to Rule 14a-8 of the Exchange Act).  According to our bylaws, with respect to an annual meeting of shareholders, nominations of individuals for election to our Board at an annual meeting and the proposal of other business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a shareholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws. Our bylaws require the shareholder to provide notice to the Secretary containing the information required by our bylaws not less than 120 days nor more than 150 days prior to the first anniversary of the date of this year’s Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the bylaws (and not pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than March 10, 2015 and no later than April 9, 2015.  However, if we hold our 2015 Annual Meeting of Shareholders more than 30 days from the first anniversary of this year’s Annual Meeting, then in order for notice by the shareholder to be timely, such notice must be delivered not less than 120 days nor more than 150 days prior to the date of the 2015 Annual Meeting, as originally convened,  or the 10th day following the date on which public announcement of the date of the 2015 Annual Meeting is first made.

A shareholders’ notice must set forth the information required by our bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

All notices of proposals by shareholders, whether or not intended to be included in the Company’s proxy materials, should be sent to Physicians Realty Trust, Board c/o Secretary, 735 N. Water Street, Suite 1000, Milwaukee, WI 53202.

PROPOSAL 1

ELECTION OF TRUSTEES

Board of Trustees and Nominees

The Board currently consists of seven trustees and the term of all of the trustees expires at the Annual Meeting. Upon recommendation of the compensation and nominating governance committee, the Board has proposed that the following seven nominees be elected to the Board at the Annual Meeting, each of whom will hold office for a one-year term until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified: John T. Thomas, Hon. Tommy G. Thompson, Stanton D. Anderson, Mark A. Baumgartner, Albert C. Black, Jr., William A. Ebinger, M.D. and Richard A. Weiss. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for such nominees. The proxies solicited by this proxy statement may not be voted for more than seven nominees.  Biographical information about each of the nominees is provided below.

Required Vote

The nominees for election to the Board who receive a plurality of all of the votes cast for the election of trustees shall be elected trustees. The nominees receiving the most “FOR” votes will be elected. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more trustees will not be voted with respect to the trustee or trustees indicated. Proxies may not be voted for more than seven trustees and shareholders may not cumulate votes in the election of trustees. With respect to Proposal 1, votes cast does not include abstentions or broker non-votes, and therefore, abstentions and broker non-votes will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of quorum.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as trustee at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy. If elected at the Annual Meeting, each of the nominees would serve a one-year term until the 2015 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named above.

Information Regarding the Nominees

The following table sets forth certain information as of the Record Date concerning our nominees:

Name	Age	Position
John T. Thomas	47	President and Chief Executive Officer and Trustee
Tommy G. Thompson	72	Trustee, Non-Executive Chairman of the Board
Stanton D. Anderson	73	Trustee
Mark A. Baumgartner	58	Trustee
Albert C. Black, Jr.	54	Trustee
William A. Ebinger, M.D.	59	Trustee
Richard A. Weiss	68	Trustee

The following are biographical summaries of the experience of our nominees.

Name	Biographical Summary

John T. Thomas

Mr. Thomas is our President and Chief Executive Officer and serves on our Board. Mr. Thomas has been an executive officer and trustee since our organization in April 2013. Mr. Thomas was the Executive Vice President-Medical Facilities Group for Health Care REIT Inc. (NYSE: HCN) from January 2009 to July 2012 where his group was responsible for growing total net investments for HCN’s medical facilities division, including hospitals, medical office buildings, and life science research facilities, from $2.3 billion in assets to approximately $5 billion. During that three and a half year time frame, Mr. Thomas’ group expanded HCN’s medical office building portfolio from 128 properties to 210 properties with rentable square feet growing from 5.6 million to 13 million and the percentage of medical office buildings affiliated with healthcare delivery systems growing from 62% to approximately 90%, while occupancy for the medical office buildings improved from 90% to almost 94% during this period. The medical facilities division’s annualized net operating income increased from $131 million in 2008 to more than $350 million while Mr. Thomas led HCN’s medical facilities division. Prior to July 2013, Mr. Thomas was self-employed as a healthcare consultant and lawyer. Mr. Thomas has relationships with over 25 national operators and healthcare delivery systems with whom he has worked to develop and acquire healthcare facilities occupied by these healthcare delivery systems and operators. Prior to HCN, Mr. Thomas served as President, Chief Development Officer and Business Counsel of Cirrus Health from August 2005 to December 2008, where he led efforts to acquire and manage four hospitals and an endoscopy center, as well as efforts to develop other facilities. From October 2000 to July 2009, he served as Senior Vice President and General Counsel for Baylor Health Care System in Dallas, Texas. As General Counsel for Baylor Health Care System, he was responsible for legal and government affairs. Mr. Thomas has been recognized for his team’s advocacy work on Texas H.B. 3 and Proposition 12, the 2003 Texas legislative and constitutional amendment efforts to increase patient access to physicians and care through reforms to Texas’ medical malpractice laws. He was also co-founder and chairman of the Coalition for Affordable and Reliable Healthcare, a national coalition to reform medical malpractice laws through federal legislation. Mr. Thomas has testified before the Ways and Means Committee and Energy and Commerce Committee of the U.S. House of Representatives and a sub-committee of the U.S. Senate’s Homeland Security Committee, all related to health care policy. From April 1997 to October 2000, he served as General Counsel and Secretary for Unity Health System, a five hospital division of the Sisters of Mercy Health System in St. Louis, MO where he oversaw legal affairs for the healthcare delivery system and its operating subsidiaries.

Mr. Thomas began his career as a tax lawyer at Milbank, Tweed, Hadley and McCoy in New York, NY in 1990, and was elected a partner at Sonnenschein, Nath and Rosenthal (now SNR Denton) in April 1997. Mr. Thomas received his J.D. from Vanderbilt University Law School and his B.S. in Economics from Jacksonville State University, where he was a scholarship letterman on the football team and was a member of the Academic All-Conference Team. Mr. Thomas graduated with Distinction and Special Honors in Economics.

We have determined that Mr. Thomas should serve on our Board and as our Chief Executive Officer and President given his background, skills and extensive experience in the healthcare industry.

Tommy G. Thompson

Governor Thompson was appointed to our Board in connection with our initial public offering (“IPO”) in July 2013 and is the non-executive chairman of our Board and a member of the compensation and nominating governance committee. Governor Thompson is the former United States Health and Human Services (HHS) Secretary, serving from 2001 to 2005, and a four-term Governor of Wisconsin. Following his term in public office, Governor Thompson built, and continues to build, on his efforts as HHS Secretary and Governor to develop innovative solutions to the health care challenges facing American families, businesses, communities, states and the nation as a whole. These efforts focus on improving the use of information technology in hospitals, clinics and doctors’ offices; promoting healthier lifestyles; strengthening and modernizing Medicare and Medicaid; and expanding the use of medical diplomacy around the world. From 2005 until 2009, Governor Thompson served as a senior advisor at the consulting firm Deloitte and Touche USA LLP and was the founding independent chairman of the Deloitte Center for Health Solutions, which researches and develops solutions to some of our nation’s most pressing health care and public health related challenges. From 2005 to early 2012, Governor Thompson served as a senior partner at the law firm of Akin, Gump, Strauss, Hauer, & Feld LLP. Governor Thompson served as Chairman of the Board of Trustees of Logistics Health, Inc. from January 2011 to May 2011, and served as President from February 2005 to January 2011. Governor Thompson currently serves on the Board of Trustees of Centene

Corporation (since 2005), C.R. Bard, Inc. (since 2005), United Therapeutics Corporation (since 2010), Cytori Therapeutics, Inc. (since 2011), and TherapeuticsMD, Inc. (since 2012). Governor Thompson was formerly a trustee of Cancer Genetics, Inc., CareView Communications, Inc., AGA Medical Corporation, CNS Response, Inc. PURE Bioscience, SpectraScience, Inc., and VeriChip Corporation. Governor Thompson received his B.S. and J.D. from the University of Wisconsin-Madison.

We have determined that Governor Thompson should serve on our Board because of his extensive knowledge of the evolving healthcare industry and his unique experience with physicians, healthcare decision makers, and business executives nationwide regarding healthcare policy and improvements within the industry.

Stanton D. Anderson

Mr. Anderson was appointed to our Board in connection with our IPO in July 2013 and is the Chairman of the audit committee and a member of the compensation and nominating governance committee. Mr. Anderson resigned as a partner from the law firm McDermott Will & Emery in February 2008. He has served as Senior Counsel to the President and CEO of the U.S. Chamber of Commerce since 1997. While a partner at McDermott Will & Emery, Mr. Anderson served as Executive Vice President and Chief Legal Officer of the U.S. Chamber of Commerce (the “Chamber”). Mr. Anderson also oversaw the National Chamber Litigation Center, the public policy legal arm of the Chamber; the Institute for Legal Reform, a Chamber affiliate dedicated to restoring fairness, efficiency, and consistency to the U.S. civil justice system; and the Chamber’s Office of General Counsel. Mr. Anderson has been involved in national political affairs since 1972 where he managed a number of Republican conventions and served as Counsel to the Reagan-Bush Campaign in 1980. Mr. Anderson has received a number of Presidential appointments, including the President’s Advisory Committee on Trade Negotiations and the Presidential Commission on Personnel Interchange and chaired the U.S. delegation to the United Nations Conference on New and Renewable Energy Resources in 1981. Mr. Anderson previously served on the Board of Trustees of two public companies, CB Richard Ellis, a national real estate company where he chaired the audit committee for a number of years, and Aegis Communications Group, where he chaired a number of Board committees, including the audit committee. Mr. Anderson graduated from Westmont College where he was a Small College All-American basketball player, and received his law degree from Willamette University where he was a member of the Law Review.

We have determined that Mr. Anderson should serve on our Board because of his significant financial and legal experience, prior service as a member of the board of trustees of other public companies, and his familiarity with business policy.

Mark A. Baumgartner

Mr. Baumgartner was appointed to our Board in connection with our IPO in July 2013. Mr. Baumgartner is currently the Chief Credit Officer of B.C. Ziegler responsible for review of certain transactions underwritten by the firm for hospitals, senior living entities, churches, and charter schools, totaling approximately $3 billion annually. Prior to assuming the position of Chief Credit Officer in 2009, Mr. Baumgartner worked as an investment banker at B.C. Ziegler beginning in 1984. Over the next 25 years, he completed more than 150 public debt offerings in excess of $5 billion for hospital systems, clinics and senior living facilities across the country. During that time, Mr. Baumgartner’s investment banking activities have included mergers, acquisitions and financial advisory work as well as tax-exempt and taxable financings on a fixed variable or blended interest rate basis. Mr. Baumgartner has also had the opportunity to work on numerous strategic advisory transactions for healthcare providers involved in merging, acquiring or partnering with other healthcare entities. Mr. Baumgartner is a registered representative and registered principal and is a member of the Healthcare Financial Management Association. He earned a B.B.A. in finance from the University of Notre Dame.

We have determined that Mr. Baumgartner should serve on our Board because of his healthcare industry expertise and capital markets experience.

Albert C. Black, Jr.

Mr. Black was appointed to our Board in connection with our IPO in July 2013 and is the Chairman of the compensation and nominating governance committee. Mr. Black has been President and Chief Executive Officer of On-Target Supplies & Logistics, Ltd. (“On-Target”), a regional logistics management firm that provides outsourced services to a diverse set of Fortune 500 companies and large non-profit organizations since he founded the company in 1982. On-Target’s supply chain functions include product sourcing, procurement, transportation, warehousing, light manufacturing, web-based fulfillment, distribution and second market management. As President and Chief Executive Officer of On-Target, Mr. Black’s primary responsibility is to guide the growth and development of On-Target and its affiliate companies TreCo Investments and ReadyToWork®, a work force training and development company. Mr. Black’s professional and community experience over the years has included serving in leadership positions with several civic and educational institutions, including Baylor Health Care System, one of the leading healthcare delivery systems in the country with approximately $4.8 billion in annual operating revenue. Mr. Black is the Immediate Past Chairman of the Board of Trustees for Baylor Health Care System and current chairman of its audit committee. Mr. Black has served on the Baylor Health Care System Board of Trustees for the past 18 years where he also serves as the inaugural chairman of the Charles Sammons Cancer Center Board, a member of the hospital audit committee, a member of the operating committee and the sponsoring trustee of the BHCS Diabetes Health and Wellness Institute. Mr. Black also has served as Greater Dallas Chamber Board Chairman and PrimeSource Board Chairman. Mr. Black’s college and university board experience includes St. Louis University Board of Trustee, Baylor University Regent, Texas Southern University Regent and Paul Quinn College Regent. Mr. Black graduated from the University of Texas at Dallas and earned an MBA from the School of Business at Southern Methodist University.

We have determined that Mr. Black should serve on our Board because of his entrepreneurial start-up business experience and important perspective serving as a long standing member of the Board of Trustees of a major healthcare delivery system as well as other civic and educational institutions

William A. Ebinger, M.D.

Dr. Ebinger was appointed to our Board in connection with our IPO in July 2013 and is a member of the audit committee. Dr. Ebinger has been a practicing internist since 2008 with Aurora Health Care, the largest healthcare delivery system in Wisconsin with 15 hospitals across the state, nearly 1,500 employed physicians and approximately $4 billion in annual revenue. Dr. Ebinger served as the President of the Medical Staff at the Aurora hospital in Grafton, Wisconsin known as the Aurora Medical Center Grafton from 2010 through 2013. Dr. Ebinger also is a member of the Medical Group Leadership Council for Aurora Health Care. Prior to joining Aurora Health Care in 2008, Dr. Ebinger was a physician shareholder of Advanced Healthcare, the largest independent physician practice group in Southeastern Wisconsin with approximately 250 physicians. In 2008, Dr. Ebinger helped Advance Healthcare arrange a strategic hospital affiliation with Aurora Health Care to create Aurora Advanced Health Care. Dr. Ebinger is now a member of the Board of Trustees for the Aurora Advanced Healthcare Division of Aurora Health Care, where he also serves as a Medical Trustee for its Ozaukee Region. Dr. Ebinger graduated from Cornell College and the medical school at the University of Chicago. Dr. Ebinger completed his postgraduate studies in Internal Medical at the University of Michigan and is a member of the American Board of Internal Medicine.

We have determined that Dr. Ebinger should serve on our Board because of his unique perspective as a practicing physician and experience with the integration and affiliation of an independent physician practice group with a leading healthcare delivery system.

Richard A. Weiss	Mr. Weiss was appointed to our Board in connection with our IPO in July 2013 and is a member of the audit committee. Mr. Weiss retired as a partner from the law firm Foley & Lardner LLP in

June 2008 where he served as managing partner of the firm’s Washington D.C. office and as a member of the firm’s management committee. Mr. Weiss has concentrated his law practice in health care finance, representing hospital systems, medical practice groups and investment. Mr. Weiss is a former member of the board of trustees and former board chair of Washington Hospital Center, the largest private hospital in Washington, D.C. Mr. Weiss is a member of the board of trustees and chairman of the capital committee of Aurora Health Care, the largest health care delivery system in Wisconsin, where he served two years as its board chairman. Mr. Weiss has also been a trustee of the Medical College of Wisconsin and board chairman of a private psychiatric hospital. In addition to his work in healthcare, Mr. Weiss worked in the sports industry where he represented the Washington Nationals in connection with its new baseball stadium in Washington, D.C., as well as the Green Bay Packers in the renovation of Lambeau Field, the Milwaukee Brewers in the development and financing of Miller Park, and Major League Baseball in the financing of new ballparks in San Diego and Miami. Mr. Weiss graduated from the University of Wisconsin Law School (magna cum laude, 1971), where he was Order of the Coif and on the editorial board of the Wisconsin Law Review, and has a business degree from Northwestern University (B.S.B.A., with distinction, 1968). Mr. Weiss is a board member of Great Lakes Higher Education Corporation, a retired member of The Economic Club of Washington D.C. and a former board member and the general campaign chair for the United Way of the National Capital Area and a former member of the board of trustees and executive committee of the Greater Washington Board of Trade.

We have determined that Mr. Weiss should serve on our Board because of his healthcare industry, legal and financial experience.

Mr. Baumgartner, one of our trustees, is currently an employee of the Ziegler Funds and owns an indirect 0.004% interest in the Ziegler Funds that received OP Units in connection with the formation transactions.

See “Corporate Governance Matters” and “Trustee Compensation” for additional information regarding the Board.

The Board recommends a vote “FOR” the election of John T. Thomas, Tommy G. Thompson, Stanton D. Anderson, Mark A. Baumgartner, Albert C. Black, Jr., William A. Ebinger, M.D. and Richard A. Weiss as trustees.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our shareholders. Notable features of our corporate governance structure include the following:

•                  our Board is not staggered, with each of our trustees subject to re-election annually;

•                  of the seven persons who serve on our Board, five of our trustees satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

•                  at least one of our trustees qualifies as an “audit committee financial expert” as defined by the SEC;

•                  we opted out of the business combination and control share acquisition statutes in the MGCL; and

•                  we do not have a shareholder rights plan.

Our trustees stay informed about our business by attending meetings of our Board and its committees and through supplemental reports and communications. Our independent trustees meet regularly in executive sessions without the presence of our corporate officers or non-independent trustees.

Board Leadership Structure

Mr. Thomas currently serves as our President and Chief Executive Officer and Mr. Thompson currently serves as the Non-Executive Chairman of the Board.  Pursuant to the Company’s bylaws, the Board may, but is not required to, designate a Chief Executive Officer. In the absence of such designation, the Chairman of the Board shall be the Chief Executive Officer of the Company. The Board has no policy with respect to the separation of the offices of Chairman of the Board and the Chief Executive Officer as the Board believes that it is in the Company’s best interests and those of the Company’s shareholders to make that determination from time to time based on the needs of the Company and the Board. The Board has determined that separating the roles of Chief Executive Officer and Chairman is currently in the Company’s best interests and those of the Company’s shareholders.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees, the audit committee, the compensation and nominating governance committee and the finance and investment committee, each of which addresses risks specific to their respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our compensation and nominating governance committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation and nominating governance committee also assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Meetings

The Board held four meetings during fiscal 2013 since completion of our IPO in July 2013. Each of our trustees attended at least 75% of the aggregate number of meetings held by the Board and of the committees on which such trustee served during fiscal 2013.

The non-management members of the Board also meet in executive session without management present regularly. Hon. Tommy G. Thompson, the Non-Executive Chairman of the Board, serves as presiding trustee of these executive sessions.

Board Committees

Our Board has established three standing committees: an audit committee, a compensation and nominating governance committee and a finance and investment committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of the audit committee and the compensation and nominating governance committee is comprised exclusively of independent trustees. Additionally, our Board may from time to time establish certain other committees to facilitate the management of our company.

The audit committee and the compensation and nominating governance committee each operate under charters approved by our Board, which charters are available in the Investor Relations section of our website (www.docreit.com) under the tab “Governance Documents.”

Audit Committee

We have a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act. Our audit committee consists of Mr. Anderson, who serves as Chairman, and Messrs. Ebinger and Weiss. The board of trustees has determined that each member of the audit committee is “independent” based on the NYSE’s listing rules and that each member of the audit committee also satisfies the additional independence requirements of the SEC for members of audit committees. In addition, the board of trustees has determined that each member of the audit committee is “financially literate” within the meaning of the listing standards of the NYSE and that Mr. Anderson is an “audit committee financial expert” as that term is defined by the applicable SEC regulations and the listing standards of the NYSE.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including oversight related to:

•          our accounting and financial reporting processes;

•          the integrity of our consolidated financial statements and financial reporting process;

•          our systems of disclosure controls and procedures and internal control over financial reporting;

•          our compliance with financial, legal and regulatory requirements;

•          the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•          the performance of our internal audit function; and

•          our overall risk profile.

The audit committee is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered compensation and nominating governance accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The audit committee also prepares the audit committee report required by SEC regulations to be included in our annual proxy statement. Mr. Anderson is the chair and Messrs. Ebinger and Weiss are members of the audit committee.

The audit committee held three meetings during fiscal 2013 since completion of our IPO in July 2013. The report of the audit committee is included in this Proxy Statement.

Compensation and Nominating Governance Committee

The compensation and nominating governance committee consists of Messrs. Black, Thompson and Anderson. Mr. Black is Chairman of the compensation and nominating governance committee.

Our compensation and nominating governance committee charter, details the principal compensated-related functions of the compensation and nominating governance committee, including:

•          at least annually, reviewing and approving the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives as well as each current trustee and consider the results of such evaluation when determining whether or not to recommend the nomination of such trustee for an addition term, and determining and approving the remuneration of our chief executive officer;

•          At least annually, reviewing and approving all compensation for all other officers and all other employees of the company or its subsidiaries who are executive vice president and above;

•          Periodically review and recommend to the Board the amount and composition of compensation for trustees;

•          At least annually, reviewing the compensation philosophy of the Company;

•          reviewing our executive compensation policies and plans;

•          implementing and administering our incentive compensation equity-based remuneration plans;

•          assisting management in complying with our proxy statement and annual report disclosure requirements;

•          producing a report on executive compensation to be included in our annual proxy statement; and

•          reviewing, evaluating and recommending changes, if appropriate, to the remuneration for trustees.

Our compensation and nominating governance committee charter, details the principal governance-related functions of the compensation and nominating governance committee, including:

•          identifying and recommending to the full Board qualified candidates for election as trustees and recommending nominees for election as trustees at the annual meeting of shareholders;

•          developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•          reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•          recommending to the Board nominees for each committee of the Board;

•          annually facilitating the assessment of the Board’s performance as a whole and of the individual trustees, as required by applicable law, regulations and the NYSE corporate governance listing standards;

•          overseeing the Board’s evaluation of management; and

•          identifying and recommending nominees for trustees, in connection with which the compensation, nominating and corporate governance committee may consider diversity of relevant experience, expertise and background.

The compensation and nominating governance committee held two meetings during fiscal 2013 since completion of our IPO in

July 2013.

Finance and Investment Committee

The function of the Finance and Investment Committee is to review and approve the Company’s (a) capital structure and financing activities, and (b) investments in healthcare properties. Messrs. Baumgartner, Thomas and Weiss and Dr. Ebinger serve as members of the finance and investment committee, with Mr. Baumgartner serving as the chairman. Our Board has determined that, other than Mr. Baumgartner and Mr. Thomas, each member of the finance and investment committee is “independent” under NYSE rules.

Our finance and investment committee operates pursuant to a written charter. Unless otherwise determined by the Board, the committee shares in the responsibility for consulting with management on, and approving on behalf of the Board, all strategies, plans, policies and actions relating to (i) capital structure; (ii) equity and debt financings, including public and private securities offerings; and (iii) credit facilities and loan, hedging and other financing transactions subject to investment parameters established by the Board for the Company, from time to time, the committee will also review and approve specific investments in healthcare properties by the Company.

The finance and investment committee held three meetings during fiscal 2013 since completion of our IPO in July 2013.

Trustee Independence

Under the listing requirements and rules of the NYSE, independent trustees must comprise a majority of a listed company’s board of directors. The compensation and nominating governance committee recommended to the Board, and the Board determined, that of the seven persons who serve on our Board, the following five trustees are “independent” based on the NYSE’s listing rules, Rule 10A-3 under the Exchange Act and the Company’s corporate governance guidelines: Messrs. Thompson, Anderson, Black, Weiss and Ebinger.

The compensation and nominating governance committee recommended to the Board, and the Board determined, that each member of the audit committee is “independent” based on the NYSE’s listing rules and that each member of the audit committee also satisfies the additional independence requirements of the SEC for members of audit committees.

The compensation and nominating governance committee recommended to the Board, and the Board determined, that each member of the compensation and nominating governance committee is “independent” based on the NYSE’s listing rules and also meets the NYSE’s additional independence requirements for membership on a compensation committee.

In making the independence determinations, our Board assessed the current and prior relationships that each non-employee trustee has with us and all other relevant facts and circumstances, including the beneficial ownership of our common shares by each non-employee trustee. Based on these assessments, for each trustee deemed to be independent, our Board made a determination that, because of the nature of the trustee’s relationships and/or the amounts involved, the trustee had no relationships with our company or our management that, in the judgment of the Board, would impair the trustee’s independence.

In connection with the independence determination of Mr. Weiss, each of the compensation and nominating governance committee and our Board considered the fact that Mr. Weiss has an “immediate family member,” as defined in NYSE Rule 303A.02, that is a managing trustee of Ziegler. Each of the compensation and nominating governance committee and our Board concluded that this relationship did not impair Mr. Weiss’s independence.

A copy of the Company’s corporate governance guidelines is available in the Investor Relations section of our website (www.docreit.com) under the tab “Governance Documents.”

Compensation Committee Interlocks and Insider Participation

The compensation and nominating governance committee is comprised of three non-employee, independent trustees: Messrs. Black, Thompson and Anderson. No member of the compensation and nominating governance committee is or was formerly an officer or an employee of the Company or had any related person transaction required to be disclosed in which the Company was a participant during the last fiscal year. In addition, no executive officer of the Company serves on the compensation committee or board of directors of a company for which any of the Company’s trustees serves as an executive officer.

Trustee Nominees

The compensation and nominating governance committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new trustees as well as the composition of the Board as a whole. This assessment will include an analysis of trustees’ qualifications under the categorical standards for independence listed above, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs. Nominees for trusteeship are selected by the compensation and nominating governance committee in accordance with the policies and principles in its charter and the corporate governance guidelines. The compensation and nominating governance committee considers trustee candidates recommended by its members and other Board members, as well as by management and shareholders. In addition, the compensation and nominating governance committee may engage the assistance of a professional search firm. All potential trustee candidates are reviewed by the compensation and nominating governance committee in consultation with the Chairman and the Chief Executive Officer. The compensation and nominating governance committee decides whether to recommend one or more candidates to the Board for nomination.

The compensation and nominating governance committee may consider the following criteria, among others it shall deem appropriate, in recommending candidates for election to the Board: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (iii) experience in the Company’s industry; (iv) experience with relevant social policy concerns; (v) experience as a board member of another publicly held company; (vi) ability and willingness to commit adequate time to the Board and it’s committee matters; (vii) the fit of the individual’s skills with those of the other members of the Board and potential members of the Board in the building of a board that is effective, collegial and responsive to the needs of the Company; (viii) academic expertise in an area of the Company’s operations; and (ix) practical and mature business judgment. In addition to the criteria set forth above, the compensation and nominating governance committee shall strive to create diversity in perspective, background and experience in the Board as a whole.

Trustee Nomination Procedure

Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election to our Board at an annual meeting and the proposal of other business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a shareholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Our bylaws require the shareholder to provide notice to the Secretary containing the information required by our bylaws not earlier than the 150th day nor later than 5:00 p.m., Eastern Standard Time, on the 120th day prior to the first anniversary of the date our proxy statement is released to our shareholders (as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the SEC from time to time) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the shareholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Standard Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice as described above.

With respect to special meetings of shareholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our Board at a special meeting may be made only by or at the direction of our Board or provided that our Board has determined that trustees will be elected at such meeting, by a shareholder who has complied with the advance notice provisions set forth in our bylaws. Such shareholder may nominate one or more individuals, as the case may be, for election as a trustee if the shareholder’s notice containing the information required by our bylaws is delivered to the Secretary not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 90th day prior to such special meeting or (2) the tenth day following the day on which public announcement is first made of the date of the special meeting and the proposed nominees of our Board to be elected at the meeting.

Our corporate governance guidelines were revised on February 25, 2014, in part, to adopt further procedures by which shareholders may recommend nominees to our Board.  Our corporate governance guidelines provide in relevant part as follows:

•                  Shareholders may contact the compensation and nominating governance committee by mail to recommend a nominee for our Board. Correspondence should be addressed to the compensation and nominating governance committee and should be sent by mail to Physicians Realty Trust, Board c/o the Office of the Secretary, 735 N. Water Street, Suite 1000, Milwaukee, WI 53202.

•                  The Secretary shall promptly forward to members of the compensation and nominating governance committee any recommendations so received.

•                  The compensation and nominating governance committee shall give appropriate consideration to candidates for trusteeship nominated by shareholders in accordance with the Company’s bylaws, and shall evaluate such candidates in the same manner as other candidates identified by the compensation and nominating governance committee.

•                  The compensation and nominating governance committee, through the Secretary, will endeavor to acknowledge its receipt of any timely recommendation received and notify the shareholder of the actions taken with respect to such candidate.

Code of Business Conduct and Ethics

Our Board has established a Code of Business Conduct and Ethics that applies to our officers, trustees and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

•          honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•          full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•          compliance with laws, rules and regulations;

•          prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•          accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of business conduct and ethics for our executive officers or trustees must be approved by a majority of our independent trustees, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

A copy of the Code of Business Conduct and Ethics is available in the Investor Relations section of our website (www.docreit.com) under the tab “Governance Documents.”

Corporate Governance Guidelines

Our Board has established Corporate Governance Guidelines that address the role and composition of, and policies applicable to, the Board and management. At least annually, the compensation and nominating governance committee reviews and reassesses the Corporate Governance Guidelines and submits any recommended changes to the Board for its consideration. A copy of the Corporate Governance Guidelines is available in the Investor Relations section of our website (www.docreit.com) under the tab “Governance Documents.” Any amendments to or waivers from the Corporate Governance Guidelines will be disclosed on our website. Information contained on our website is not part of this Proxy Statement.

Policies and Procedures for Communications to Board of Trustees

Shareholders and other interested parties may communicate directly with any member (or all members) of the Board (including the trustee that presides over the executive sessions of non-management trustees), or the non-management trustees as a group, any Board committee or any chair of any such committee by mail. To communicate with the Board, any individual trustee or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustee or group or committee of trustees by either name or title. All such correspondence should be sent by mail to Physicians Realty Trust, Board of Trustees c/o the Office of the Secretary, 735 N. Water Street, Suite 1000, Milwaukee, WI 53202.

The Secretary, or in his or her absence, another Company officer, will open all communications received for the sole purpose of determining whether the contents represent a message to the trustees. All correspondence that is not in the nature of advertising, promotions of a product or service, or is not trivial, irrelevant, unduly hostile, threatening, illegal, patently offensive or similarly inappropriate will be forwarded promptly to the addressee.

If correspondence reflects a complaint or concern that involves (1) accounting, internal accounting controls and auditing matters, (2) possible violations of, or non-compliance with, applicable legal and regulatory requirements, (3) possible violations of the Company’s Code of Business Conduct and Ethics or (4) retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, the correspondence will be forwarded to the chairman of the audit committee.

If no particular trustee is named, such communication will be forwarded, depending on the subject matter, to the chairman of the audit committee or the chairman of the compensation and nominating governance committee, as appropriate.

This policy is set forth in our Corporate Governance Guidelines, a copy of which is available in the Investor Relations section of our website (www.docreit.com) under the tab “Governance Documents.”

Attendance at Annual Meeting of Shareholders

Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting, we encourage, but do not require, trustees to attend.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of our common shares and common shares issuable upon redemption of common units in our operating partnership (“OP Units”) as of the Record Date by (1) each person known by the Company to be the beneficial owner of more than 5% of the Company’s common shares; (2) each member of the Board; (3) the Company’s President and Chief Executive Officer and each of its other named executive officers in the Summary Compensation Table in this Proxy Statement; and (4) all trustees and executive officers as a group. The percentage of shares owned is based on 34,282,863 common shares outstanding and 3,942,635 OP Units outstanding that are not held by the Company as of the Record Date.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our common shares subject to options or other rights (as set forth above) held by that person that are exercisable as of the completion of this Proxy Statement or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Unless otherwise indicated, the address of each named person is c/o Physicians Realty Trust, 735 N. Water Street, Suite 1000, Milwaukee, Wisconsin 53202. No shares beneficially owned by any executive officer, trustee or trustee nominee have been pledged as security for a loan.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Number of Common Shares and OP Units Beneficially Owned	Percentage of All Common Shares	Percentage of All Common Shares and OP Units
Bank of Montreal and its subsidiaries, BMO Asset Management Corp. and BMO Harris Bank N.A. (1)	1,725,734	1,725,734	5.0%	4.5%

John T. Thomas (2)	133,856	133,856	*	*

John W. Sweet Jr.	81,600	84,370	*	*

Mark D. Theine	38,494	38,494	*	*

Tommy G. Thompson (3)	32,054	32,054	*	*

Stanton D. Anderson	34,142	34,142	*	*

Mark A. Baumgartner	13,796	13,906	*	*

Albert C. Black, Jr. (4)	21,845	21,845	*	*

William A. Ebinger, M.D.	14,020	14,020	*	*

Richard A. Weiss	14,151	14,151	*	*

All executive officers, and trustees as a group (10 people)	397,192	400,072	1.2%	1.0%

*Less than 1.0%

(1) Based on a Schedule 13G filed with the SEC on February 14, 2014: (i) Bank of Montreal has sole voting power with respect to 1,519,723 common shares, sole dispositive power with respect to 1,716,452 common shares, shared voting power with respect to 2,555 common shares and shared dispositive power with respect to 9,282 common shares; (ii) BMO Asset Management Corp. has sole voting power with respect to 1,441,213 common shares and sole dispositive power with respect to 1,637,942 common shares; and (iii) BMO Harris Bank N.A. has sole voting power with respect to 78,510 common shares, sole dispositive power with respect to 78,510 common shares, shared voting power with respect to 2,555 common shares and shared dispositive power with respect to 9,282 common shares. The securities are held through Bank of Montreal’s subsidiaries, BMO Asset Management Corp. and BMO Harris Bank N.A. as fiduciaries for certain employee benefit plans, trust and/or customer accounts.  Bank of Montreal is located at 1 First Canadian Place, Toronto, Ontario, Canada M5X 1A1. BMO Asset Management Corp. is located at 115 South La Salle Street, Floor 11 West, Chicago, IL 60603. BMO Harris Bank N.A. is located at 111 West Monroe Street, Floor 6E, Chicago, IL 60690.

(2) Includes common shares held by accounts held for the benefit of Mr. Thomas’s children.

(3) Includes 17,047 common shares held by Thompson Family Investments, LLC.

(4) Includes 4,347 common shares held by Mr. Black’s spouse, of which Mr. Black disclaims beneficial ownership

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s trustees and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Company common shares and other equity securities of the Company. Executive officers, trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2013, each of the Company’s executive officers, trustees and greater than ten percent beneficial owners complied with the Section 16(a) filing requirements applicable to them with respect to events and transactions that occurred during 2013, except that Mr. Baumgartner filed a Form 4 late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval or Ratification of Related Person Transactions

Following our IPO and the transactions discussed below, the Company established a policy that it will not enter into any transaction required to be disclosed under Item 404 of Regulation S-K unless the compensation and nominating governance committee reviews and approves or ratifies such transaction in accordance with a written policy.  Related person transactions generally are identified in:

•            questionnaires annually distributed to the Company’s trustees and executive officers; and

•            communications made directly by the related person to the principal financial officer, the principal accounting officer or if neither are available, an officer of a similar position.

In the course of its review and approval or ratification of a disclosable related party transaction, the compensation and nominating governance committee will consider all relevant factors, including whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party. Among other relevant factors, the compensation and nominating governance committee will consider the following:

•                  the size of the transaction and the amount of consideration payable to a related person;

•                  the nature of the interest of the applicable related person;

•                  whether the transaction may involve a conflict of interest; and

•                  whether the Transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties.

The compensation and nominating governance committee may, in its discretion, engage outside counsel to review certain related person transactions. In addition, the committee may request that the full Board consider the approval or ratification of any related person transaction if it deems advisable.

Finally, it is the Company’s policy to make disclosures regarding any transactions in which the Company participates and in which any related person has a trustee or indirect material interest and the amount involved exceeds $120,000 to the extent required by SEC rules.

Formation Transactions

We acquired interests in the entities that own our initial properties, as well as certain other assets and liabilities, from the Ziegler Funds in the formation transactions pursuant to contribution agreements. Mr. Sweet, our Executive Vice President and Chief Investment Officer, and Mr. Theine, our Senior Vice President of Asset and Investment Management, were employees of Ziegler prior to completion of our IPO, and Mr. Baumgartner, a member of our Board, is currently an employee of Ziegler. Messrs. Sweet and Baumgartner have direct or indirect interests in one or more of the Ziegler Funds. Mr. Sweet owns a 0.11% interest in Ziegler Funds that received OP Units in connection with the formation transactions.  Mr. Baumgartner owns an indirect 0.004% interest in Ziegler Funds that received OP Units in connection with the formation transactions.

We did not conduct arm’s-length negotiations with respect to all of the terms of the formation transactions. The Ziegler Funds entered into contribution agreements with our operating partnership, pursuant to which they contributed their interests in the Ziegler Funds to our operating partnership in exchange for OP Units, upon completion of our IPO. We reimbursed one of the Ziegler Funds approximately $1 million for organizational, legal, accounting and other similar expenses incurred by such fund in connection with our IPO and the formation transactions.

The following table sets forth the consideration received by our trustees and our named executive officers in connection with the formation transactions.

Ziegler Fund Investors	Relationship with Us	Number of OP Units Received in Formation Transactions(1)	Total Value of Formation Transaction Consideration(2)
John Sweet	Executive Vice President and Chief Investment Officer	2,770	$31,855
Mark Baumgartner	Trustee Nominee	110	$1,265

(1) Based on such person’s pro rata interest in the Ziegler Funds.

(2) Based on the IPO price per share for our common shares.

We did not obtain independent third-party appraisals of our properties. Accordingly, there can be no assurance that the fair market value of the OP Units that we issue to the Ziegler Funds did not exceed the fair market value of the properties and other assets acquired by us in the formation transactions. As a result, the value of the consideration for our initial properties in the formation transactions may exceed their aggregate fair market value.

Registration Rights

Pursuant to the terms of the partnership agreement of our operating partnership, we agreed to file, following the date on which we become eligible to file a registration statement on Form S-3 under the Securities Act, one or more registration statements registering the issuance or resale of the common shares issuable upon redemption of the OP Units issued in connection with the formation transactions. We agreed to pay all of the expenses relating to such registration statements.

Shared Services Agreement

Our shared services agreement with Ziegler requires Ziegler to provide certain support services to us, including providing office space and administrative support, accounting support, information technology services, which include hosting and maintaining a separate and secure website, email service and other software necessary to operate our business, in a totally independent and password protected system segregated from other Ziegler sites, human resources and marketing assistance. In addition, we have access to Ziegler’s proprietary credit research on hundreds of hospitals, hospital systems and senior living operators. We believe this arrangement with Ziegler provides cost-effective support to us until such time as our portfolio and revenues reach a level that makes it cost-effective for us to internally build out our staff and other overhead.

The term of the shared services agreement is five years ending July 24, 2018 and provides for an annual fee of $650,000, payable to Ziegler in equal monthly installments. After the initial two years of the term, we may, at our option, elect to reduce the level of services under the agreement in which event the annual fee for the remaining period will be reduced to $500,000 per year payable in cash or in our common shares, at our option. The shared service fee amounted to $0.3 million in 2013.

Mr. Baumgartner is affiliated with and currently employed by Ziegler. Mr. Weiss, a member of our Board, has an “immediate family member,” as defined in NYSE Rule 303A.02, that is a managing trustee of Ziegler.

Indemnification of Officers and Trustees

Our declaration of trust and bylaws provide for certain indemnification rights for our trustees and officers and we have entered into an indemnification agreement with each of our executive officers and trustees, providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or trustees, or in other capacities, to the maximum extent permitted by Maryland law.

EXECUTIVE OFFICERS

The following table sets forth certain information as of the Record Date concerning our executive officers, other than John T. Thomas, the Company’s President and Chief Executive Officer, who is nominated for election as a trustee and whose information is set forth above:

Name	Age	Position
John W. Sweet Jr.	69	Executive Vice President and Chief Investment Officer
John W. Lucey	52	Senior Vice President—Principal Accounting and Reporting Officer
Mark D. Theine	30	Senior Vice President of Asset and Investment Management

The following are biographical summaries of the experience of our executive officers, other than John T. Thomas, the Company’s President and Chief Executive Officer, who is nominated for election as a trustee and whose biographical information is set forth above.

John W. Sweet Jr.

Mr. Sweet is our Executive Vice President and Chief Investment Officer. Mr. Sweet became an executive officer in connection with our IPO in July 2013. Mr. Sweet was formerly the Managing Trustee of the Ziegler Funds and responsible for all investment, financing and management activities. Prior to re-joining Ziegler in 2005 to establish the Ziegler Funds, Mr. Sweet was a co-founder of Windrose Medical Properties Trust (“Windrose”), a publicly-held healthcare REIT which completed its initial public offering in August 2002. Mr. Sweet assisted in the creation and initial public offering of Windrose as an independent consultant, and subsequent to its initial public offering, joined the company as its Vice President—Business Development where he was responsible for identifying and negotiating the acquisition of new medical office buildings. In his capacities at both Windrose and Ziegler, Mr. Sweet has supervised the investment of over $565 million in the acquisition of healthcare related properties. From 1997 to 2001, Mr. Sweet served as Senior Vice President—Corporate Finance for B.C. Ziegler and Company and was engaged in both healthcare and multi-industry mergers and acquisitions and capital formation. Over a number of years, Mr. Sweet has held positions as a financial executive with several publicly traded companies, private family businesses and financial services companies. Mr. Sweet has a bachelor’s degree in business administration from St. John Fisher College in Rochester, New York and an M.B.A. from Rochester Institute of Technology.

John W. Lucey

Mr. Lucey is our Senior Vice President—Principal Accounting and Reporting Officer. Mr. Lucey became an executive officer in connection with our IPO in July 2013. Mr. Lucey has more than twenty years of public company financial experience, of which more than ten of those years have been in the senior living healthcare industry. From 2005 until joining our company upon completion of our IPO, Mr. Lucey served as the Trustee of Financial Reporting for Assisted Living Concepts, Inc. (NYSE: ALC), a senior housing operator with over 200 locations in 20 states and annual revenues of approximately $230 million where he was responsible for the consolidated financial statements, SEC reporting, coordination of the annual audit and annual report, corporate office budget, HUD compliance, workers compensation and general/professional liability insurance oversight and research and implementation of all new accounting standards. Prior to ALC, Mr. Lucey served as the Manager of Financial Reporting for Case New Holland from 2003 to 2005 and as a Division Controller at Monster Worldwide from 2001 to 2003. From 1996 to 2001, Mr. Lucey was the Trustee of Financial Reporting for Alterra Healthcare Corporation (now Brookdale Living Communities, NYSE: BKD). Mr. Lucey’s experience includes initial public offerings, as well as various equity and debt offerings and mergers and acquisitions. Mr. Lucey is a certified public accountant in the State of Wisconsin and has a bachelor’s degree in accounting from the University of Wisconsin—Madison and an M.B.A. in finance from St. Louis University in St. Louis, MO

Mark D. Theine

Mr. Theine is our Senior Vice President of Asset and Investment Management. Mr. Theine became an executive officer in connection with our IPO in July 2013. Mr. Theine joined the Ziegler Funds in September 2005 as an associate responsible for evaluating investment opportunities, assisting in the daily asset management of all Ziegler Fund investments, overseeing third party property management and leasing and monitoring actual property performance. Additionally, Mr. Theine’s responsibilities have included identifying new investment opportunities and assisting with due diligence and financing arrangements for each investment. Mr. Theine graduated summa cum laude with a B.B.A. in finance and accounting from the University of Wisconsin-Milwaukee.

Mr. Sweet, our Executive Vice President and Chief Investment Officer, and Mr. Theine, our Senior Vice President of Asset and Investment Management, were employees of the Ziegler Funds prior to completion of our IPO and Mr. Sweet owns direct or indirect interests in one or more of the Ziegler Funds.

See “Executive Compensation” for additional information regarding the executive officers of the Company.

On May 13, 2014, we hired Jeffrey Theiler, 40, as our Executive Vice President and Chief Financial Officer, effective July 7, 2014. John Lucey, our principal financial officer and principal accounting officer, will remain our principal accounting officer. Since January 2010, Mr. Theiler has served as an Equity Research Analyst at Green Street Advisors, Inc. from January 2010 to the present. From 2007 to 2008, Mr. Theiler served as Vice President of Banc of America Securities LLC in the Real Estate Investment Banking Division and from 2003 to 2007, Mr. Theiler worked in the Real Estate Investment Banking Division of Lehman Brothers. Mr. Theiler received his M.B.A. in Corporate Finance from the University of North Carolina at Chapel Hill Kenan-Flagler Business School, an M.S.P.H. in Environmental Science from Tulane University and a B.S. in Biology from Vanderbilt University. Additional information regarding the hiring of Mr. Theiler, his employment agreement and a future grant by us of restricted common shares to Mr. Theiler can be found in our Current Report on Form 8-K filed with the SEC on May 14, 2014.

EXECUTIVE COMPENSATION

As an “emerging growth company” under SEC rules, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Compensation Processes and Procedures

The Board established the compensation and nominating governance committee to carry out the Board’s responsibilities to administer our compensation programs. The compensation and nominating governance committee has the final decision-making authority for the compensation of our named executive officers. The compensation and nominating governance committee operates under a written charter adopted by the compensation committee and approved by the Board. The charter is available in the Investor Relations section of our website (www.docreit.com) under the tab “Governance Documents.”. Each committee member of the compensation and nominating governance committee is “independent” based on the NYSE’s listing rules and also meets the NYSE’s additional independence requirements for membership on a compensation committee.

Our compensation and nominating governance committee has independent authority to engage outside consultants and obtain input from external advisers as well as our management team or other employees.

The compensation and nominating governance committee may retain any independent counsel, experts or advisors that it believes to be desirable and appropriate. The compensation and nominating governance committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The compensation and nominating governance committee undertakes an independent assessment prior to retaining or otherwise selecting any independent counsel, compensation consultant, search firm, expert or other advisor that will provide advice to it, taking such factors into account and as otherwise may be required by the NYSE from time to time.  On at least an annual basis, the compensation and nominating governance committee evaluates whether any work by any compensation consultant to it raised any conflict of interest.

In fiscal 2013, the compensation and nominating governance committee did not engage any compensation consultant to advise it with respect to the 2013 compensation of our executives and trustees.

The compensation and nominating governance committee may form and delegate authority to subcommittees to the extent consistent with its charter, the Company’s bylaws and applicable law and NYSE rules; however, it may not delegate any of its responsibilities described in the first four bullet-points provided under “Corporate Governance Matters - Compensation and Nominating Governance Committee” above or for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “outside directors.”

Our Chief Executive Officer typically attends compensation and nominating governance committee meetings, except for executive sessions (unless specifically requested by the compensation and nominating governance committee to be present). No named executive officer attends an executive session at which his or her compensation is considered. Our Chief Executive Officer may provide recommendations with respect to compensation for the named executive officers other than himself. The compensation and nominating governance committee considers these recommendations, but may approve, reject or adjust them as it deems appropriate.

Summary Compensation Table

We did not conduct business in our current corporate format prior to the completion of our IPO on July 24, 2013 and did not pay any compensation to any of our named executive officers. Accordingly, no compensation policies or objectives governed our named executive officer compensation. The following table sets forth the compensation of our principal executive officer and the two most highly compensated executive officers other than our principal executive officer for fiscal year 2013. Throughout this annual report, these three officers are referred to as our named executive officers. As discussed below under “—Employment Agreements,” we provide severance benefits to each of our named executive officers.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation		Total
John T. Thomas—President and Chief Executive Officer	2013	$175,000	$150,000	$1,000,000	$39,957	(3)	$1,385,349
John W. Sweet Jr.—Executive Vice President and Chief Investment Officer	2013	$96,377	$100,000	$800,000	$33,206	(3)	$1,029,583
Mark D. Theine—Senior Vice President of Asset and Investment Management	2013	$72,283	$75,000	$400,000	$14,179	(3)	$561,462

(1) Pursuant to their respective employment agreements, each of our named executive officers is eligible for an annual cash bonus for each calendar year during his employment based upon the achievement of certain performance goals established by our Board or the compensation and nominating governance committee, as the case may be, in its sole discretion.

(2) Represents the aggregate grant date fair value computed in in accordance with FASB ASC Topic 718 of awards of restricted common shares to the executive officers upon completion of our IPO in July 2013 under the 2013 Equity Incentive Plan (the “2013 Awards”). The dollar value of the awards was based upon the IPO price of our common shares.

(3) Represents the dollar value of insurance premiums paid by the Company during 2013 with respect to life insurance for the benefit of such named executive officer, the $0.18 per share initial dividend for the partial quarterly period from July 19, 2013 through September 30, 2013, which is payable on the 2013 Awards to such named executive officer subject to the terms of his 2013 Award, and the $0.225 per share dividend for the quarterly period ended December 31, 2013, which is payable on the 2013 Awards to such named executive officer subject to the terms of his 2013 Award.

Employment Agreements with NEOs

Employment Agreement with John T. Thomas

Pursuant to our employment agreement, as amended and restated, with Mr. Thomas, he agreed to serve as our President and Chief Executive Officer for an initial three-year term, which term will automatically renew for successive one-year terms unless earlier terminated in accordance with the employment agreement’s provisions or unless either we or Mr. Thomas provide the other notice of non-renewal at least 60 days prior to the expiration of the initial or a renewal term. The employment agreement provides that Mr. Thomas is entitled to an annual base salary of $300,000, subject to such annual increases as the compensation and nominating governance committee may approve, reimbursement of up to $10,000 annually for reasonable professional expenses to receive personal advice from certain professional advisors, and other benefits generally available to other employees and our other executives. Also, Mr. Thomas has an annual cash bonus opportunity for each calendar year during his employment based upon performance goals that are established by the Board or the compensation and nominating governance committee, as the case may be, in its sole discretion. The employment agreement also provides that we grant to Mr. Thomas, on or as soon as administratively practicable after the date of the completion of our IPO, an award of restricted shares under the 2013 Equity Incentive Plan, with a value of $1,000,000 with the number of shares being determined by the IPO price and which will vest over a three-year period, equally on the first, second, and third anniversary of the employment agreement’s effective date, subject to any forfeiture or acceleration provisions set forth in the restricted share agreement and the 2013 Equity Incentive Plan. We granted Mr. Thomas an award of 86,956 restricted common shares on July 24, 2013.

Mr. Thomas’s employment agreement provides that it may be terminated at any time, without severance, by us for “cause” or by Mr. Thomas if without “good reason,” however, upon such termination of employment, Mr. Thomas will be entitled to receive (i) his base salary accrued through the date of termination, any accrued but unpaid vacation pay, plus any bonuses earned but unpaid with respect to fiscal years or other periods ending before the termination date (collectively, the “Accrued Obligations”), payable within the time period required by law, and in any event within 60 days following the date of termination; and (ii) any nonforfeitable benefits payable to him under any deferred compensation, incentive, or other benefit plans maintained by the Company, payable in accordance with the terms of the applicable plan (“Nonforfeitable Benefits”). If Mr. Thomas’s employment is terminated by us without “cause” or by Mr. Thomas for “good reason,” then he would be entitled to the Accrued Obligations, Nonforfeitable Benefits, and, subject to his continued compliance with the restrictive covenants set forth in this employment agreement and a requirement that he timely return and not revoke an executed release agreement, he would be entitled to severance pay equal to the sum of (i) his then current base salary, payable in accordance with our normal payroll practices, for a period equal to the greater of (a) the remainder of the then current term of the employment agreement or (b) 24 months; and (ii) any annual bonuses that would have been earned based solely on Mr. Thomas’s continued employment for the remainder of the then current term of the employment agreement, or if none, an amount equal to 50% of his then current base salary, payable at the same time bonuses are paid to other active employees with respect to the applicable performance period. Additionally, any options, restricted shares, or other awards granted to Mr. Thomas under the 2013 Equity Incentive Plan would become fully vested and, in the case of options, exercisable in full, and Mr. Thomas would be entitled to continue coverage, at our expense, under any health insurance programs, which were maintained by us and that he participated in at the time of his termination, for a period of 12 months or, if earlier, the date he obtains comparable coverage under a group health plan maintained by a new employer. However, if Mr. Thomas’s employment is involuntarily terminated (except by us for “cause”) or by Mr. Thomas for “good reason” within 12 months following a change in control, in lieu of the severance pay amount described above, Mr. Thomas would be entitled to severance pay in a lump sum cash payment within 60 days of his termination of employment equal to the present value of a series of monthly payments for 24 months, each in an amount equal to one-twelfth of the sum of (i) his then current base salary and (ii) the average of the annual bonuses paid to him for the prior two fiscal years, if any; additionally, the period of time during which he is entitled to continue coverage under our health insurance programs would be extended to 18 months. If Mr. Thomas’s employment were terminated due to his “disability,” then he would be entitled to the Accrued Obligations, Nonforfeitable Benefits, and, subject to his continued compliance with the restrictive covenants set forth in this employment agreement and a requirement that he timely return and not revoke an executed release agreement, he would be entitled to severance pay, payable in accordance with our normal payroll practices, equal to 12 months of his then current base salary, reduced on a dollar-for-dollar basis by the amount of bona fide disability pay (within the meaning of Treas. Reg. section 1.409A-1(a)(5)) received or receivable by Mr. Thomas during such 12-month period, provided such disability payments are made pursuant to a plan sponsored by us that covers a substantial number of our employees and was established prior to the date Mr. Thomas incurred a permanent disability, and further provided that such reduction does not otherwise affect the time of payment of his severance pay.

For purposes of this employment agreement, “cause” is limited to: (i) the executive engaging in any act of fraud, dishonesty, theft, misappropriation or embezzlement of funds or misrepresentation with respect to us; (ii) the executive’s conviction or plea of no contest with respect to any felony or other crime involving moral turpitude; (iii) the executive’s material breach of his obligations under the employment agreement, without limitation, breach of the covenants set forth in Section 9 (Protection of Confidential Information) and Section 10 (Restrictive Covenants) or the refusal of the executive to perform his job duties as directed by our Board, which the executive failed to cure within 30 days after receiving written notice from our Board specifying the alleged breach; (iv) violation of any material duty or obligation to us or of any direction or any rule or regulation reasonably established by our Board, which the executive failed to cure within 30 days after receiving written notice from our Board specifying the alleged violation; or (v) insubordination or misconduct in the performance of, or neglect of, the executive’s duties which the executive failed to cure within 30 days after receiving written notice from our Board specifying the alleged insubordination, misconduct, or neglect. “Good Reason” is defined as any of the following occurrences (without the executive’s consent): (i) being assigned to a position other than President and Chief Executive Officer (other than for “cause” or by reason of his “disability”) or assigned duties materially inconsistent with such position if either such change in assignment constitutes a material diminution in the executive’s authority, duties or responsibilities; or (ii) being directed to report to anyone other than our Board if such change in reporting duties constitutes a material diminution in the authority, duties or responsibilities of the supervisor to whom the executive is required to report; provided that the executive has notified us within the first 90 days following the initial date of such change in assignment or reporting duties that the executive regards such change in assignment or reporting duties as grounds justifying his resignation for “good reason” and we have failed to cure such change in assignment or reporting duties within 90 days following its receipt of such notice from the executive; and provided further that the executive resigns for “good reason” within six months following the initial existence of a change in assignment or reporting duties that constitute “good reason.” “Disability” is defined as the executive being incapacitated due to physical or mental illness and such incapacity, with or without reasonable accommodation, prevents the executive from satisfactorily performing the essential functions of his job for us on a full-time basis for at least 90 days in a calendar year.

Employment Agreement with John W. Sweet Jr.

Pursuant to our employment agreement, as amended and restated, with Mr. Sweet, he agreed to serve as our Executive Vice President and Chief Investment Officer for an initial three-year term, which term will automatically renew for successive one-year terms unless earlier terminated in accordance with the employment agreement’s provisions or unless either we or Mr. Sweet provide the other with notice of non-renewal at least 60 days prior to the expiration of the initial or a renewal term. The employment agreement provides that Mr. Sweet is entitled to an annual base salary of $200,000, subject to such annual increases as the compensation and nominating governance committee may approve, reimbursement of up to $10,000 annually for reasonable professional expenses to receive personal advice from certain professional advisors, and other benefits generally available to other employees and our other executives. Mr. Sweet has an annual cash bonus opportunity for each calendar year during his employment based upon performance goals that are established by the Board or the compensation and nominating governance committee, as the case may be, in its sole discretion. The employment agreement also provides that we grant to Mr. Sweet, on or as soon as administratively practicable after the date of the completion of our IPO, an award of restricted shares under the 2013 Equity Incentive Plan, with a value of $800,000 with the number of shares being determined by the IPO price and which will vest over a three-year period, equally on the first, second, and third anniversary of the employment agreement’s effective date, subject to any forfeiture or acceleration provisions set forth in the restricted share agreement and the 2013 Equity Incentive Plan. We granted Mr. Sweet an award of 69,564 restricted common shares on July 24, 2013.

Mr. Sweet’s employment agreement provides that it may be terminated at any time, without severance, by us for “cause” or by Mr. Sweet if without “good reason,” however, upon such termination of employment, Mr. Sweet would be entitled to receive (i) the Accrued Obligations, payable within the time period required by law, and in any event within 60 days following the date of termination; and (ii) Nonforfeitable Benefits. If Mr. Sweet’s employment were terminated by us without “cause” or by Mr. Sweet for “good reason,” then he would be entitled to the Accrued Obligations, Nonforfeitable Benefits, and, subject to his continued compliance with the restrictive covenants set forth in this employment agreement and a requirement that he timely return and not revoke an executed release agreement, he would be entitled to severance pay equal to the sum of (i) his then current base salary, payable in accordance with our normal payroll practices, for a period equal to the greater of (a) the remainder of the then current term of the employment agreement or (b) 24 months; and (ii) any annual bonuses that would have been earned based solely on Mr. Sweet’s continued employment for the remainder of the then current term of the employment agreement, or if none, an amount equal to 50% of his then current base salary, payable at the same time bonuses are paid to other active employees with respect to the applicable performance period. Additionally, any options, restricted shares, or other awards granted to Mr. Sweet under the 2013 Equity Incentive Plan would become fully vested and, in the case of options, exercisable in full, and Mr. Sweet would be entitled to continue coverage, at our expense, under any health insurance programs, which were maintained by us and that he participated in at the time of his termination, for a period of 12 months or, if earlier, the date he obtains comparable coverage under a group health plan maintained by a new employer. However, if Mr. Sweet’s employment is involuntarily terminated (except by us for “cause”) or by Mr. Sweet for “good reason” within 12 months following a change in control, in lieu of the severance pay amount described above, Mr. Sweet would be entitled to severance pay in a lump sum cash payment within 60 days of his termination of employment equal to the present value of a series of monthly payments for 24 months, each in an amount equal to one-twelfth of the sum of (i) his then current base salary and (ii) the average of the annual bonuses paid to him for the prior two fiscal years, if any; additionally, the period of time during which he is entitled to continue coverage under our health insurance programs would be extended to 18 months. If Mr. Sweet’s employment is terminated due to his “disability,” then he would be entitled to the Accrued Obligations, Nonforfeitable Benefits and, subject to his continued compliance with the restrictive covenants set forth in this employment agreement and a requirement that he timely return and not revoke an executed release agreement, he would be entitled to severance pay, payable in accordance with our normal payroll practices, equal to 12 months of his then current base salary, reduced on a dollar-for-dollar basis by the amount of bona fide disability pay (within the meaning of Treas. Reg. section 1.409A-1(a)(5)) received or receivable by Mr. Sweet during such 12-month period, provided such disability payments are made pursuant to a plan sponsored by us that covers a substantial number of our employees and was established prior to the date Mr. Sweet incurred a permanent disability, and further provided that such reduction does not otherwise affect the time of payment of his severance pay. “Cause,” “good reason,” and “disability” have the same definitions as those terms in Mr. Thomas’s employment agreement, except that “good reason” will exist if Mr. Sweet is assigned to a position other than Executive Vice President and Chief Investment Officer or if he is directed to report to anyone other than to our President and Chief Executive Officer.

Employment Agreement with Mark D. Theine

Pursuant to our employment agreement, as amended and restated with Mr. Theine, he agreed to serve as our Senior Vice President of Asset and Investment Management for an initial three-year term, which term will automatically renew for successive one-year terms unless earlier terminated in accordance with the employment agreement’s provisions or unless either we or Mr. Theine provide the other with notice of non-renewal at least 60 days prior to the expiration of the initial or a renewal term. The employment agreement provides that Mr. Theine is entitled to an annual base salary of $150,000, subject to such annual increases as the compensation and nominating governance committee may approve, reimbursement of up to $10,000 annually for reasonable professional expenses to receive personal advice from certain professional advisors, and other benefits generally available to other employees and our other executives. Mr. Theine has an annual cash bonus opportunity for each calendar year during his employment based upon performance goals that are established by the Board or the compensation and nominating governance committee, as the case may be, in its sole discretion. The employment agreement also provides that we grant to Mr. Theine, on or as soon as administratively practicable after the date of the completion of our IPO, an award of restricted shares under the 2013 Equity Incentive Plan, with a value of $400,000 with the number of shares being determined by the IPO price and which will vest over a three-year period, equally on the first, second, and third anniversary of the employment agreement’s effective date, subject to any forfeiture or acceleration provisions set forth in the restricted share agreement and the 2013 Equity Incentive Plan. We granted Mr. Theine an award of 34,782 restricted common shares on July 24, 2013.

Mr. Theine’s employment agreement provides that it may be terminated at any time, without severance, by us for “cause” or by Mr. Theine if without “good reason,” however, upon such termination of employment, Mr. Theine would be entitled to receive (i) the Accrued Obligations, payable within the time period required by law, and in any event within 60 days following the date of termination; and (ii) Nonforfeitable Benefits. If Mr. Theine’s employment were terminated by us without “cause” or by Mr. Theine for “good reason,” then he would be entitled to the Accrued Obligations, Nonforfeitable Benefits, and, subject to his continued compliance with the restrictive covenants set forth in this employment agreement and a requirement that he timely return and not revoke an executed release agreement, he would be entitled to severance pay equal to the sum of (i) his then current base salary, payable in accordance with our normal payroll practices, for a period equal to the greater of (a) the remainder of the then current term of the employment agreement or (b) 24 months; and (ii) any annual bonuses that would have been earned based solely on Mr. Theine’s continued employment for the remainder of the then current term of the employment agreement, or if none, an amount equal to 50% of his then current base salary, payable at the same time bonuses are paid to other active employees with respect to the applicable performance period. Additionally, any options, restricted shares, or other awards granted to Mr. Theine under the 2013 Equity Incentive Plan would become fully vested and, in the case of options, exercisable in full, and Mr. Theine would be entitled to continue coverage, at our expense, under any health insurance programs, which were maintained by us and that he participated in at the time of his termination, for a period of 12 months or, if earlier, the date he obtains comparable coverage under a group health plan maintained by a new employer. However, if Mr. Theine’s employment is involuntarily terminated (except by us for “cause”) or by Mr. Theine for “good reason” within 12 months following a change in control, in lieu of the severance pay amount described above, Mr. Theine would be entitled to severance pay in a lump sum cash payment within 60 days of his termination of employment equal to the present value of a series of monthly payments for 24 months, each in an amount equal to one-twelfth of the sum of (i) his then current base salary and (ii) the average of the annual bonuses paid to him for the prior two fiscal years, if any; additionally, the period of time during which he is entitled to continue coverage under our health insurance programs would be extended to 18 months. If Mr. Theine’s employment is terminated due to his “disability,” then he would be entitled to the Accrued Obligations, Nonforfeitable Benefits, and, subject to his continued compliance with the restrictive covenants set forth in this employment agreement and a requirement that he timely return and not revoke an executed release agreement, he would be entitled to severance pay, payable in accordance with our normal payroll practices, equal to 12 months of his then current base salary, reduced on a dollar-for-dollar basis by the amount of bona fide disability pay (within the meaning of Treas. Reg. section 1.409A-1(a)(5)) received or receivable by Mr. Theine during such 12-month period, provided such disability payments are made pursuant to a plan sponsored by us that covers a substantial number of our employees and was established prior to the date Mr. Theine incurred a permanent disability, and further provided that such reduction does not otherwise affect the time of payment of his severance pay. “Cause,” “good reason,” and “disability” have the same definitions as those terms in Mr. Sweet’s employment agreement, except that “good reason” will exist if Mr. Theine is assigned to a position other than Senior Vice President of Asset and Investment Management.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards held by each of our named executive officers at December 31, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
John T. Thomas	—	—	—	—	—	—	—	86,956	(2)	$1,107,819
John W. Sweet Jr.	—	—	—	—	—	—	—	69,564	(2)	$886,245
Mark D. Theine	—	—	—	—	—	—	—	34,782	(2)	$443,123

(1) The market value of unvested shares is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing price of our common stock on December 31, 2013, which was $12.74.

(2) Vests in three equal annual installments on each of July 24, 2014, July 24, 2015 and July 24, 2016, subject to continued employment with the Company or a subsidiary of the Company on the applicable vesting date.

401(k) Plan

On January 1, 2014, the Company enacted a 401(k) plan, which is intended to be a tax qualified defined contribution plan under Section 401(k) of the Code, for all eligible employees. The 401(k) plan allows all eligible employees to contribute up to 100% of their base salary and bonus, up to limits imposed by the Code. The Company adds a cash match to its 401(k) plan for all participants, including those executive officers who participate in the 401(k) plan. The Company matches 100% of the first 3% of compensation deferred as contributions plus 50% of the next 2% deferred as contributions.  The 401(k) plan also allows for discretionary profit sharing contributions. Employer contributions, if any, vest immediately.

TRUSTEE COMPENSATION

The following table sets forth the compensation received by each non-employee trustee from the completion of our IPO through December 31, 2013.

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($) (2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Tommy G. Thompson	$43,750	$100,000	—	—	—	$3,522	$147,272
Stanton D. Anderson	$41,750	$100,000	—	—	—	$3,522	$145,272
Mark A. Baumgartner	$40,500	$100,000	—	—	—	$3,522	$144,022
Albert C. Black, Jr.	$41,250	$100,000	—	—	—	$3,522	$144,772
William A. Ebinger, M.D.	$34,500	$100,000	—	—	—	$3,522	$138,022
Richard A. Weiss	$34,500	$100,000	—	—	—	$3,522	$138,022

(1) Represents the cash portion of the annual board fees and chair fees.

(2) This column represents the aggregate grant date fair value of restricted common shares computed in accordance with FASB ASC Topic 718. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value, if any, that will be recognized by the non-employee trustees.

(3)  Each of our non-employee trustees received an initial equity grant of 8,696 restricted common shares (the “2013 Trustee Awards”).  The 2013 Trustee Awards were granted pursuant to our 2013 Equity Incentive Plan. The 2013 Trustee Awards vest in three equal installments, with the first installment vesting on the first anniversary of the date of grant and the second and third installments vesting on the second and third anniversaries of the date of grant, respectively, subject to the trustee’s continued service on our Board.

(4) Represents the $0.18 per share initial dividend for the partial quarterly period from July 19, 2013 through September 30, 2013, which is payable on the 2013 Trustee Awards to such trustee subject to the terms of his 2013 Trustee Award, and the $0.225 per share dividend for the quarterly period ended December 31, 2013, which is payable on the 2013 Trustee Awards to such trustee subject to the terms of his 2013 Trustee Award.

For fiscal 2013, each of our non-employee trustees received an annual cash retainer of $30,000.  Our lead independent trustee serves as chairman of the Board and received an additional annual cash retainer of $10,000. For fiscal 2013, the trustee who serves as chair of the audit committee received an additional annual cash retainer of $7,500, and the trustees who serves as chair of the compensation and nominating governance committee and the finance and investment committee, respectively, received an additional annual cash retainer of $7,500. Mr. Thomas, our President and Chief Executive Officer, does not receive compensation for his services as trustee. In addition, for fiscal 2013, we provided each non-employee trustee with compensation of (i) $1,000 for each duly convened meeting of the Board attended in person by such trustee, (ii) $500 for each duly convened meeting of the Board attended telephonically by such trustee, (iii) $250 for each duly convened meeting of one of the committees of the Board attended in person by a non-employee member of such committee, and (iv) $250 for each duly convened meeting of one of the committees of the Board attended telephonically by such trustee. All members of our Board are reimbursed for their reasonable costs and expenses incurred in attending our board meetings up to $8,000 per year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The following is the report of the audit committee with respect to the Company’s audited consolidated and combined financial statements for the fiscal year ended December 31, 2013, included in the Company’s Annual Report on Form 10-K for that year.

The audit committee has reviewed and discussed these audited financial statements with management of the Company.

The audit committee has discussed with the Company’s independent registered public accounting firm, Plante & Moran, PLLC, the matters required to be discussed by PCAOB Auditing Standard No. 16 Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, or any successor rule.

The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Plante & Moran, PLLC its independence.

Based on the review and discussions referred to above in this report, the audit committee recommended to the Company’s Board of Trustees that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
of the Board of Trustees

Stanton D. Anderson, Chairman
Richard A. Weiss
William A. Ebinger, M.D.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed the firm of Ernst & Young LLP (“Ernst & Young”)  as the Company’s independent registered public accounting firm for fiscal 2014. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Change in Accountants

The audit committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal 2014. The audit committee invited several international public accounting firms to participate in this process, including Plante & Moran, PLLC (“Plante Moran”), the Company’s independent registered public accounting firm for fiscal 2013.

On April 4, 2014, the Audit Committee approved the appointment of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2014 as a result of this process.

The reports of Plante Moran on the Company’s consolidated financial statements for the fiscal year ended December 31, 2013 and on the combined financial statements of the historical business and operations of four healthcare real estate funds classified for accounting purposes as the Company’s “Predecessor” (which is not a legal entity and is comprised of the four healthcare real estate funds managed by B.C. Ziegler & Company that owned directly or indirectly interests in entities that owned the initial properties the Company acquired on July 24, 2013 in connection with completion of our IPO and related formation transactions) for the fiscal year ended December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Predecessor’s fiscal year ended December 31, 2012 and the Company’s fiscal year ended December 31, 2013, and through April 4, 2014, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Plante Moran would have caused Plante Moran to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) except for the material weakness discussed below, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). As previously disclosed, in connection with the audit of the combined financial statements of our Predecessor for the fiscal year ended December 31, 2012 (which fiscal year end pre-dated the Company’s initial public offering and related formation transactions), Plante Moran identified a material weakness in our internal control over financial reporting. The issues identified by Plante Moran related to the timing of data collection from our property managers, resulting in a limited amount of review of this financial information by our Predecessor’s management, and a recommendation to adopt formal procedures and process to identify potential impairment issues of the Predecessor’s properties. The Company has already taken steps to address these data collection and controls with the Company’s property managers, implement formal procedures and processes to adequately review this financial information, in order to have a formal procedure and process to identify potential impairment issues, if any, with the Company’s properties going forward. The audit committee has discussed these matters with Plante Moran and the Company has authorized Plante Moran to respond fully to any inquiries by Ernst & Young.

The Company provided Plante Moran with a copy of the above disclosures and requested that Plante Moran provide the Company with a letter addressed to the SEC stating whether or not Plante Moran agrees with the above disclosures. A copy of Plante Moran’s letter, dated April 4, 2014, was attached as Exhibit 16.1 to the Company’s Form 8-K filed on April 7, 2014.

During the Company’s fiscal years ended December 31, 2013 and 2012, and through April 4, 2014, neither the Company nor anyone acting on its behalf consulted Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report or oral advice was provided to the Company by Ernst & Young that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Fees Paid to Independent Registered Public Accounting Firm

Plante & Moran was the Company’s independent registered public accounting firm for fiscal 2013. The aggregate fees billed for professional services by Plante Moran in fiscal 2013 were as follows:

Audit Fees. The aggregate fees billed for professional services rendered by Plante Moran for the audit of the Company’s consolidated and combined financial statements included in this annual report, review of financial statements included in Form 10-Qs, audit of management’s assessment of internal controls, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, were approximately $70,360 for the year ended December 31, 2013.

Audit Related Fees. The aggregate fees billed for assurance and related services by Plante Moran that are reasonably related to the performance of the audit or review of the Company’s consolidated and combined financial statements and are not reported under “Audit Fees” above were approximately $659,950 for the year ended December 31, 2013. Audit related services included services for matters such as audits of equity offerings, acquisitions and other domestic services.

Tax Fees. The aggregate fees billed for professional services rendered by Plante Moran for tax compliance, tax advice and tax planning were approximately $18,248 for the year ended December 31, 2013. Tax related services included preparation and review of tax returns and consultation related to tax strategies and planning, compliance and state and local tax regulatory matters.

All Other Fees. The aggregate fees billed for other professional services was $7,456.

Any audit, audit-related, tax and other fees of Plante Moran incurred by our Predecessor prior to the formation transactions in July 2013 were paid by the Ziegler Funds because the Company’s results were included in the combined financial statements of the Ziegler Funds. As a result, the amounts reported above are not necessarily representative of the fees the Company expects to pay its independent registered public accounting firm in future years.

Audit Committee Pre-Approval Policies and Procedures

The audit committee has established a pre-approval policy under which all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the audit committee. The audit committee’s pre-approval policy provides for pre-approval of audit, audit-related, tax and certain other services specifically described by the audit committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the audit committee specifically provides for a different period. The audit committee will revise the list of pre-approved services from time to time, based on subsequent determinations. In addition, individual engagements anticipated to exceed pre-established thresholds, as well as certain other services, must be specifically pre-approved by the audit committee. The pre-approval policy also provides that the audit committee may delegate pre-approval authority to the Chairman of the audit committee provided that the decision to pre-approve is communicated to the full audit committee at its next meeting.

The services performed by Plante Moran in fiscal 2013 were pre-approved in accordance with the audit committee’s pre-approval policy.

Required Vote

Ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of all of the votes cast on Proposal 2 at the Annual Meeting in person or by proxy.  Votes cast does not include abstentions, and therefore, abstentions will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of quorum.  Because brokers are entitled to vote on Proposal 2 without specific instructions from beneficial owners, there will be no broker non-votes on this matter.  You may vote “FOR”, “AGAINST” or “ABSTAIN.”

Shareholder ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

The Board recommends a vote “FOR” ratification of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2014.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO

THE PHYSICIANS REALTY TRUST 2013 EQUITY INCENTIVE PLAN

The Company is requesting that shareholders approve an amendment (the “Amendment”) to the Physicians Realty Trust 2013 Equity Incentive Plan, as amended from time to time (the “2013 Equity Incentive Plan” or the “plan”), to authorize an additional 1,850,000 common shares for issuance thereunder, which amendment was approved by our compensation, nominating and governance committee subject to shareholder approval. If the amendment is not approved by our shareholders at the Annual Meeting, no new shares will be added and awards shall continue to be granted under the 2013 Equity Incentive Plan as previously adopted.

Background

We completed our IPO on July 24, 2013 and since then, have been growing rapidly.  As of the Record Date, we have 46 properties in our portfolio with approximately 1,660,956  net leasable square feet in the aggregate. In addition, we have been adding personnel, including our hiring of Jeffrey Theiler as our Executive Vice President and Chief Financial Officer on May 13, 2014, which hiring will become effective on July 7, 2014.

The closing price per share of our common shares as of the Record Date was $14.40 per share. As of the Record Date, there were 34,282,863 common shares issued and outstanding and 3,942,635 OP Units outstanding that are not held by us.

After the Amendment, the 2013 Equity Incentive Plan will continue to contain a number of provisions that the Company believes are consistent with the interests of shareholders and sound corporate governance practices, including:

•                  No automatic grants. The 2013 Equity Incentive Plan does not provide for automatic grants to any participant.

•                  No tax “gross-ups.” The 2013 Equity Incentive Plan does not provide for any tax “gross-ups” or similar payments or reimbursements to defray tax liability associated with the issuance of awards under the plan.

•                  No repricing of options or share appreciation rights. The 2013 Equity Incentive Plan prohibits the repricing of options and share appreciation rights without the prior approval of the shareholders.

•                  No discounted options or share appreciation rights. Options and share appreciation rights may not be granted with an exercise price that is less than 100% of the fair market value of our common shares on the date of grant.

The purposes of the plan are to attract and retain qualified persons upon whom, in large measure, our sustained progress, growth and profitability depend, to motivate the participants to achieve long-term company goals and to more closely align the participants’ interests with those of our other shareholders by providing them with a proprietary interest in our growth and performance. Our executive officers, employees, consultants and non-employee trustees are eligible to participate in the plan. We believe that our long-term success and shareholder value depend on our ability to attract, retain and motivate qualified officers, employees, consultants and non-employee trustees of the Company. As a result, a significant component of our compensation program in fiscal 2013 consisted of awards of restricted common shares. In March 2014, we granted restricted common shares to our trustees and restricted common shares and performance-based restricted stock units to our executives. We expect to continue to grant equity awards to our trustees, executives and personnel we may hire in the future to incentivize, reward and retain these individuals. We consider equity grants to be a key part of our overall compensation program.  The 2013 Equity Incentive Plan is the only equity-based incentive plan used by the Company to provide equity-based awards to executive officers, employees, consultants and non-employee trustees.

Request for Additional Common Shares

In order to provide the Company the flexibility to responsibly address its future equity compensation needs and so that it may attract, retain and motivate officers, employees, consultants and non-employee trustees and to align their interests with the interests of shareholders, the Company is requesting that shareholders approve the Amendment, which increases the number of common shares authorized for issuance under the plan by 1,850,000, bringing the total number of common shares available for awards under the 2013 Equity Incentive Plan to 2,450,000 common shares.  As of the Record Date, there was 210,054 common shares remaining available for grant under the 2013 Equity Incentive Plan.

As of the Record Date, 55,680 common shares underlying performance-based restricted stock units at target level are reserved for issuance and 210,054 common shares are available for issuance pursuant to future awards under the 2013 Equity Incentive Plan, which amounts to 265,734 common shares in the aggregate. This total of 265,734 common shares represents an overhang of approximately 0.7% based on 34,282,863 outstanding common shares and 3,942,635 OP Units outstanding that are not held by the Company as of the Record Date. If the Amendment is approved, the additional 1,850,000 common shares available for issuance under the 2013 Equity Incentive Plan would increase the overhang to 5.5%. The Company calculates “overhang” as the total of (a) the number of common shares underlying outstanding awards (including for performance awards, at target level) plus the number of common shares available for issuance under future awards, divided by (b) the number of common shares outstanding, the number of OP Units outstanding that are not held by the Company, the number of common shares underlying outstanding awards (including for performance awards, at target level) and the number of common shares available for issuance under future awards.

When considering the number of additional common shares to add to the 2013 Equity Incentive Plan, our compensation and nominating governance committee reviewed, among other things, the potential dilution to the Company’s current shareholders as measured by overhang, projected future common share usage and projected future forfeitures. The projected future usage of common shares for awards under the 2013 Equity Incentive Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 1,850,000 common shares to be added to the 2013 Equity Incentive Plan pursuant to the Amendment, in combination with the remaining authorized common shares and common shares added back to the plan from forfeitures of awards granted under the 2013 Equity Incentive Plan, is expected to satisfy the Company’s equity compensation needs through at least the 2018 Annual Meeting. Our compensation and nominating governance committee is committed to effectively managing the number of common shares reserved for issuance under the 2013 Equity Incentive Plan while minimizing shareholder dilution.

Summary of 2013 Equity Incentive Plan, as Amended

The following is a summary of the material terms of the 2013 Equity Incentive Plan, as amended, assuming the amendment to the 2013 Equity Incentive Plan is approved at the Annual Meeting. The following summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2013 Equity Incentive Plan, which is attached as Appendix A and incorporated herein by reference and which is marked to show changes effected by the proposed amendment. Shareholders are encouraged to read the text of the 2013 Equity Incentive Plan in its entirety.

General

The purposes of the plan are to attract and retain qualified persons upon whom, in large measure, our sustained progress, growth and profitability depend, to motivate the participants to achieve long-term company goals and to more closely align the participants’ interests with those of our other shareholders by providing them with a proprietary interest in our growth and performance. Our executive officers, employees, consultants and non-employee trustees are eligible to participate in the plan. Under the plan, 2,450,000 common shares (which takes into account the proposed 1,850,000 common share increase) are available for issuance subject to adjustment as provided in the plan. The plan is administered by our compensation and nominating governance committee, which will interpret the plan and have broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of options, the number of shares subject to awards and the expiration date of, and the vesting schedule or other restrictions (including, without limitation, restrictive covenants) applicable to, awards.

Type and Amount of Awards

The plan allows us to grant the following types of awards:

•                  non-qualified options;

•                  share appreciation rights, or SARs;

•                  restricted shares;

•                  common shares;

•                  restricted share units;

•                  performance awards; and

•                  dividend equivalent rights.

In any calendar year, no participant may be granted awards for options, SARs, restricted shares, unrestricted shares, restricted share units, or performance awards (or any other award that is determined by reference to the value our common shares or appreciation in the value of such shares) that exceed, in the aggregate, 500,000 underlying common shares. During a calendar year, no participant may receive performance awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $4 million, and if such performance awards involve the issuance of common shares, the aggregate value of the performance awards shall be based on the fair market value of such common shares at the time of grant of the performance award. The following are descriptions of the types of awards allowed under the plan:

Stock Options

Options may be granted by our compensation and nominating governance committee and may be nonqualified options. Options are subject to the terms and conditions, including vesting conditions, set by our compensation and nominating governance committee. The exercise price for all options granted under the plan will be determined by our compensation and nominating governance committee, except that no options can be granted with an exercise price that is less than 100% of the fair market value of our common shares on the date of grant. The term of all options granted under the plan will be determined by our compensation and nominating governance committee, but may not exceed 10 years. Each option will be exercisable at such time and pursuant to such terms and conditions as determined by our compensation and nominating governance committee in the applicable option agreement. Each option gives the participant the right to receive a number of our common shares upon exercise of the option and payment of the exercise price. The exercise price may be paid in cash (including cash obtained through a broker selling the share acquired on exercise), our common shares (if approved by our compensation and nominating governance committee), or any combination of cash and such common shares or any other form of valid consideration that is acceptable to the compensation, nominating and corporate governance committee.

Share Appreciation Rights, or SARs

SARs may be granted on a stand-alone basis (i.e., not in conjunction with options granted under the plan) or may be granted in tandem with options granted under the plan. A SAR granted under the plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a common share over a specified price, known as the base price, fixed by our compensation and nominating governance committee, which will not be less than 100% of the fair market value of our common shares on the grant date of the SAR. Payment may be made in any manner as determined by our compensation and nominating governance committee.

Restricted Shares, Common Shares and Restricted Share Units

Restricted shares are our common shares that are forfeitable until the restrictions lapse. Unrestricted shares are our common shares that are not subject to time-based, performance or other restrictions. Restricted share units are rights granted as an award to receive our common shares, conditioned upon the satisfaction of restrictions imposed by our compensation and nominating governance committee. Our compensation and nominating governance committee will determine the restrictions for each award and the purchase price in the case of restricted shares, if any. Restrictions on the restricted shares and restricted share units may include time-based restrictions, the achievement of specific performance goals or, in the case of restricted share units, the occurrence of a specific event. Vesting of restricted shares and restricted share units is conditioned upon the participant’s continued employment among other restrictions that may apply. Participants do not have voting rights in restricted share units. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted shares and/or restricted share units.

Performance Awards

Our compensation and nominating governance committee is authorized to grant performance awards under the 2013 Equity Incentive Plan, on which the right of a participant to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, may be subject to such performance conditions during a specified period as may be specified by our compensation and nominating governance committee. Performance and incentive awards may be settled in cash, our common shares or other consideration, or any combination thereof. Our compensation and nominating governance committee will determine award terms, including the required performance goals, the corresponding amounts payable upon achievement of such performance goals, termination and forfeiture provisions and the form of settlement (including, maximum or minimum settlement values), so long as such provisions are not inconsistent with the terms of the 2013 Equity Incentive Plan. To the extent our compensation and nominating governance committee determines that Code Section 162(m) shall apply to a performance award granted under the 2013 Equity Incentive Plan, it is our intent that performance awards constitute “performance-based compensation” within the meaning of Code

Section 162(m) and the regulations thereunder and, accordingly, in such case, all performance goals shall be objective and otherwise meet the requirements of Code Section 162(m). In certain circumstances, our compensation and nominating governance committee may, in its discretion, modify the performance measures or objectives and/or the performance period. In addition, our compensation and nominating governance committee, in its discretion, may reduce the amount of a settlement of a performance or incentive award, but may not increase the amount payable to a participant, unless such award is not intended to qualify under Code Section 162(m). To the extent an award is subject to Code Section 409A, such award shall be in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance thereunder. If the performance goals are not attained during the performance period specified in the award agreement, the participant will forfeit all of his or her performance units.

Dividend Equivalent Rights

Our compensation and nominating governance committee is authorized to grant a dividend equivalent right, either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional common shares. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash, common shares, or a combination thereof, in a single payment or in installments. A dividend equivalent right granted as a component of another award may provide that such dividend equivalent may be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such dividend equivalent right granted as a component of another award may contain terms and conditions different from such other award.

Other Awards

Our compensation and nominating governance committee may grant other forms of awards payable in cash or our common shares if our compensation and nominating governance committee determines that such other form of award is consistent with the purpose and restrictions of the plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Performance Criteria

Awards of restricted shares, restricted share units, performance awards and other awards (whether relating to cash or common shares) under the 2013 Equity Incentive Plan may be made subject to the attainment of specific levels of one or more of the following measures (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margins; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s common shares; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, our compensation and nominating governance committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Change in Control

Our compensation and nominating governance committee may, in order to maintain a participant’s rights in the event of any change in control of our company, (1) make any adjustments to an outstanding award to reflect such change in control or (2) cause the acquiring or surviving entity to assume or substitute rights with respect to an outstanding award. Furthermore, the compensation and nominating governance committee may cancel any outstanding awards (whether or not vested and whether or not any performance goals or any performance period is met) as of the date of the change in control in exchange for a payment in cash, shares of the corporation resulting from the change in control or no payment at all, depending upon the value of such award. Our compensation and nominating governance committee may include further provisions in any award agreement as it may deem desirable regarding a change in control, including, but not limited to, providing for accelerated vesting or payment of an award upon a change in control.

Amendment and Termination

Unless the plan is earlier terminated by our compensation and nominating governance committee, the plan will automatically terminate on the date which is ten years following the effective date of the plan, which is July 18, 2023. Awards granted before the termination of the plan may extend beyond that date in accordance with their terms. Our compensation and nominating governance committee is permitted to amend the plan or the terms and conditions of outstanding awards, but no such action may adversely affect the rights of any participant with respect to outstanding awards without the applicable participant’s written consent. Our compensation and nominating governance committee must approve any increase in the number of shares issuable under the plan. Shareholder approval of any such amendment will be obtained if required to comply with applicable law or the rules of the NYSE.

Transferability

Unless otherwise determined by our compensation and nominating governance committee, awards granted under the plan are not transferable except by will or the laws of descent and distribution. Our compensation and nominating governance committee will have sole discretion to permit the transfer of an award to certain family members and other entities specified in the plan.

Adjustments

In the event that a dividend or other distribution (whether in the form of cash, common shares, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of common shares or other securities of the Company, issuance of warrants or other rights to purchase common shares or other securities of the Company, or other similar corporate transactions or event affects the fair value of an award, such that our compensation and nominating governance committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan, the compensation and nominating governance committee will (among other actions and subject to certain exceptions) adjust the number and type of shares available under the plan, the number and type of shares subject to outstanding awards and the exercise price of outstanding options and other awards. Our compensation and nominating governance committee must approve any increase in the number of shares issuable under the plan. Shareholder approval of any such adjustment will be obtained if required to comply with applicable law or the rules of the NYSE.

Plan Benefits

Because the grant of awards pursuant to the 2013 Equity Incentive Plan is within the discretion of our compensation, nominating and governance committee, it is not possible to determine the awards that will be made in the future under the 2013 Equity Incentive Plan.  However, the following table outlines equity awards made pursuant to the 2013 Equity Incentive Plan in fiscal 2013 to the person and groups identified:

Name and Principal Position	Dollar Value ($)(1)	Restricted Shares (#)
John T. Thomas President and Chief Executive Officer	$1,000,000	86,956
John W. Sweet Jr. Executive Vice President and Chief Investment Officer	$800,000	69,564
Mark D. Theine Senior Vice President of Asset and Investment Management	$400,000	34,782
All current executive officers as a group (4 persons)	$2,275,000	198,824
All current non-employee trustees as a group (6 persons)	$600,000	52,176
Non-executive officer employee group	N/A	N/A

(1)                     Represents the aggregate grant date fair value computed in in accordance with FASB ASC Topic 718 of the 2013 Awards. The dollar value of the awards was based upon the IPO price of our common shares.

Equity Compensation Plan Information

The table below presents information as of December 31, 2013 for the 2013 Equity Incentive Plan. We do not have any equity compensation plans that have not been approved by shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	—	—	350,000

Equity compensation plans not approved by security holders	—	—	—

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief description of the current federal income tax treatment generally arising with respect to grants of awards under the 2013 Equity Incentive Plan for participants subject to taxation in the United States. This summary is not intended to constitute tax advice, is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Restricted Shares.  Restricted shares are not taxable to a participant at the time of grant but instead are included in ordinary income (at their then fair market value) when the restrictions lapse. A participant may elect, however, under Code Section 83(b) to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income, and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, the participant will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted shares if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any common shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Performance Awards.  A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of common shares or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the common shares and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Dividend Equivalent Rights.  Dividend equivalent rights may be granted separately or as a component of another award, such as an award of restricted share units.  A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a dividend equivalent right is granted. Upon receipt of common shares or cash (or a combination thereof) in settlement of a dividend equivalent right, the participant will recognize ordinary income equal to the fair market value of the common shares and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Other Awards. Other forms of awards based upon, payable in, or otherwise related to common shares may be granted. The tax treatment of such awards varies depending on the terms of the awards.

Limits on Company’s Deductions. Code Section 162(m) generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is defined as the chief executive officer and the other three highest paid officers named in the company’s proxy statement, other than the chief financial officer. This limit does not apply to compensation that satisfies the requirements for the “performance-based compensation” exception under Section 162(m) in the case of options, SARs, restricted shares, restricted share units and other stock-based awards that are subject to the attainment of performance goals.  The Amendment does not adversely affect the ability of the Company to grant awards under the 2013 Equity Incentive Plan that are qualified “performance-based compensation” for purposes of Code Section 162(m).

Code Section 409A. The terms of the 2013 Equity Incentive Plan and each award granted under the 2013 Equity Incentive Plan are intended to comply with or to be exempt from Code Section 409A, which imposes specific restrictions on nonqualified deferred compensation arrangements.

Required Vote

Approval of the amendment to the Physicians Realty Trust 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares requires the affirmative vote of a majority of the votes cast on Proposal 3 at the Annual Meeting in person or by proxy.  Votes cast does not include broker non-votes, and therefore, broker non-votes will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of quorum. Abstentions will have the same effect as votes against the proposal. You may vote “FOR”, “AGAINST” or “ABSTAIN.”

The Board recommends a vote “FOR” the approval of the amendment to the Physicians Realty Trust 2013 Equity Incentive Plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

APPENDIX A

Physicians Realty Trust 2013 Equity Incentive Plan, as amended effective August 7, 2014

PHYSICIANS REALTY TRUST

2013 EQUITY INCENTIVE PLAN

The Physicians Realty Trust 2013 Equity Incentive Plan (the “Plan”) was adopted by the Board of Trustees of Physicians Realty Trust, a Maryland real estate investment trust (the “Company”), effective as of July 18, 2013 (the “Effective Date”).

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Consultants, and Outside Trustees upon whom, in large measure, the Company’s sustained progress, growth and profitability depend, to motivate such persons to achieve the long-term goals of the Company and to more closely align such persons’ interests with those of the Company’s shareholders by providing such persons with a proprietary interest in the Company’s growth and performance through the granting of Nonqualified Options, Share Appreciation Rights, Restricted Shares, Common Shares, Restricted Share Units, Performance Awards, Dividend Equivalent Rights, and Other Awards.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of Common Shares, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2 “Award” means the grant of any Nonqualified Option, Restricted Shares, Common Shares, SAR, Restricted Share Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5 “Board” means the Board of Trustees of the Company.

2.6 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below;

(b) the following individuals cease for any reason to constitute a majority of the number of trustees then serving: individuals who, on the effective date of this Plan, constitute the Board and any new trustee (other than a trustee whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of trustees of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3rds) of the trustees then still in office who either were trustees on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Shares of the Company.

Notwithstanding the foregoing provisions of this Section 2.6, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.7 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9 “Common Shares” means the common shares of beneficial interest, par value $0.01 per share, of the Company, or any securities into which or for which the common shares of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10 “Company” means Physicians Realty Trust, a Maryland real estate investment trust, and any successor entity.

2.11 “Consultant” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent Consultant agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.13 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Common Shares specified in the Award if such shares were held by the Participant to whom the Award is made.

2.14 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.15 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.16 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.17 “Fair Market Value” means, as of a particular date, (a) if the Common Shares are listed on any established national securities exchange, the closing sales price per Common Share on the consolidated transaction reporting system for the principal securities exchange for the Common Shares on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the Common Shares are not so listed, but are quoted on an automated quotation system, the closing sales price per Common Share reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Shares are not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee, in good faith, to be the fair market value per Common Share. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.18 “Incentive” is defined in Section 2.2 hereof.

2.19 “Nonqualified Option” means a nonqualified option, granted pursuant to this Plan, which is not an “incentive stock option” within the meaning of Section 422 of the Code.

2.20 “Option Price” means the price which must be paid by a Participant upon exercise of a Nonqualified Option to purchase a Common Share.

2.21 “Other Award” means an Award issued pursuant to Section 6.8 hereof.

2.22 “Outside Trustee” means a trustee of the Company who is not an Employee or a Consultant.

2.23 “Participant” means an Employee or Consultant of the Company or a Subsidiary or an Outside Trustee to whom an Award is granted under this Plan.

2.24 “Performance Award” means an Award hereunder of cash, Common Shares, units or rights based upon, payable in, or otherwise related to, Common Shares pursuant to Section 6.6 hereof.

2.25 “Performance Goal” means any of the goals set forth in Section 6.9 hereof.

2.26 “Plan” means this Physicians Realty Trust 2013 Equity Incentive Plan, as amended from time to time.

2.27 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.28 “Restricted Shares” means Common Shares issued or transferred to a Participant pursuant to Section 6.3 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.29 “Restricted Share Units” means units awarded to Participants pursuant to Section 6.5 hereof, which are convertible into Common Shares at such time as such units are no longer subject to restrictions as established by the Committee.

2.30 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.31 “SAR” or “Share Appreciation Right” means the right to receive an amount, in cash and/or Common Shares, equal to the excess of the Fair Market Value of a specified number of Common Shares as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.32 “SAR Price” means the exercise price or conversion price of each Common Share covered by a SAR, determined on the Date of Grant of the SAR.

2.33 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.34 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Trustee of the Company or a Subsidiary ceases to serve as a trustee of the Company for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Trustee or Consultant or vice versa. Notwithstanding the foregoing provisions of this Section 2.34, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.35 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee. Notwithstanding the foregoing provisions of this Section 2.35, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Exchange Act, membership on the Committee shall be limited to those members of the Board who are “outside trustees” under Section 162(m) of the Code and/or “non-employee trustees” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Exchange Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a trustee or an officer), Consultant or Outside Trustee of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Trustee. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Trustees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of Common Shares that may be delivered pursuant to Awards granted under the Plan is  2,450,000 shares. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of Common Shares with respect to Awards may be granted to an Executive Officer during any calendar year is Five Hundred Thousand (500,000) Common Shares. Shares to be issued may be made available from authorized but unissued Common Shares, Common Shares held by the Company in its treasury, or Common Shares purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of Common Shares that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, or shall be settled or paid in cash, then the number of Common Shares covered by the Award or option so forfeited, expired or canceled or settled or paid in cash may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired Common Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Nonqualified Option granted under this Plan, the number of Common Shares available for future Awards under this Plan shall be reduced only by the net number of Common Shares issued upon the exercise of the Nonqualified Option. Awards that may be satisfied either by the issuance of Common Shares or by cash or other consideration shall be counted against the maximum number of Common Shares that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of Common Shares. Awards will not reduce the number of Common Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Common Shares, as, for example, a SAR that can be satisfied only by the payment of cash.

ARTICLE 6

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the type of Incentive or Incentives being granted, the total number of Common Shares subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval. Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any Common Share which may be purchased under a Nonqualified Option for any Common Share may be equal to or greater than the Fair Market Value of the share on the Date of Grant. Except as otherwise provided by Article 11 or Article 12, the Option Price for any Nonqualified Option may not be reduced, directly or indirectly by cancellation and re-grant or otherwise, without the prior approval of the shareholders.

6.3 Restricted Shares and Common Shares. If Restricted Shares or Common Shares are granted to or received by a Participant under an Award (including a Nonqualified Option), the Committee shall set forth in the related Award Agreement: (i) the number of Common Shares awarded, (ii) the price, if any, to be paid by the Participant for such Common Shares and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, if at all, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Common Shares, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Shares granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Shares need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Shares or Common Shares awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares or Common Shares, substantially as provided in Section 15.9 of the Plan. No certificate or certificates in respect of such Restricted Shares or Common Shares shall be issued with respect to such Common Shares, unless, following the expiration of the Restriction Period (as defined in Section 6.3(b)(i)) without forfeiture in respect of such Restricted Shares, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates and the Company, in its sole discretion, elects to issue such certificates (as opposed to electronic book entry form with respect to its Common Shares). The Company shall deliver the certificates it elects to issue to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Restricted Shares shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Shares whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement or under Section 6.6 below, the Participant shall have, with respect to his or her Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for Common Shares free of restriction under this Plan shall be, if requested by the Participant in accordance with Section 6.4(a) above and if the Company elects to issue certificates (as opposed to electronic book entry form with respect to its Common Shares), delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such Common Shares or after any other restrictions imposed on such Common Shares by the applicable Award Agreement or other agreement have expired. Certificates, if issued, for the Common Shares forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.

(iii) The Restriction Period of Restricted Shares shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Shares, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested Restricted Shares shall be forfeited by the Participant. In the event a

Participant has paid any consideration to the Company for such forfeited Restricted Shares, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited Restricted Shares shall cease and terminate, without any further obligation on the part of the Company.

6.4 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Nonqualified Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in Common Shares, or a combination thereof. In the event of the exercise of a SAR payable in Common Shares, the holder of the SAR shall receive that number of whole Common Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a Common Share on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of Common Shares as to which the SAR is exercised, with a cash settlement to be made for any fractional Common Shares. The SAR Price for any Common Share subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted. Except as otherwise provided by Article 11 or Article 12, the SAR Price for any SAR may not be reduced, directly or indirectly by cancellation and re-grant or otherwise, without the prior approval of the shareholders.

6.5 Restricted Share Units. Restricted Share Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Share Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Share Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Share Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of Common Shares or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.6 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in Common Shares, the Performance Award may provide for the issuance of the Common Shares at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met. The forfeiture of Common Shares issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such Common Shares. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Nonqualified Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, Common Shares, or other consideration, or any combination thereof. If payable in Common Shares, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c) Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $4,000,000, and if such Performance Awards involve the issuance of Common Shares, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.7 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award, provided, however, that to the extent any Dividend Equivalent Right granted as a component of a Nonqualified Option or SAR is subject to Section 409A of the Code, both the Dividend Equivalent Right and the Nonqualified Option or SAR, as applicable, must be granted with terms that are compliant with Section 409A of the Code. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Common Shares (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Common Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award. Notwithstanding anything to the contrary herein, Dividend Equivalent Rights may not be granted as a component of Restricted Shares.

6.8 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, Common Shares, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.9 Performance Goals. Awards of Restricted Shares, Restricted Share Units, Performance Award and Other Awards (whether relating to cash or Common Shares) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Shares; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.10 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Nonqualified Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) Common Shares, the right of the Participant to exercise the related Nonqualified Option shall be canceled to the extent of one hundred (100) Common Shares.

ARTICLE 7

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or Common Shares be issued pursuant to an Award if a necessary listing or quotation of the Common Shares on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Nonqualified Option.

(a) In General. If a Nonqualified Option is exercisable prior to the time it is vested, the Common Shares obtained on the exercise of the Nonqualified Option shall be Restricted Shares which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Nonqualified Option may be exercised. No

Nonqualified Option may be exercised for a fractional Common Share. The granting of a Nonqualified Option shall impose no obligation upon the Participant to exercise that Nonqualified Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Nonqualified Option may be exercised by the delivery of written notice to the Committee setting forth the number of Common Shares with respect to which the Nonqualified Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Shares (including Restricted Shares) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Common Shares purchased upon exercise of the Nonqualified Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that Restricted Shares are tendered as consideration for the exercise of a Nonqualified Option, a number of Common Shares issued upon the exercise of the Nonqualified Option equal to the number of Restricted Shares used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Shares so tendered.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.3 hereof (with respect to Restricted Shares) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Shares then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Option in the event of his or her death), but shall not issue certificates for the Common Shares unless the Participant or such other person requests delivery of the certificates for the Common Shares, in writing in accordance with the procedures established by the Committee, and the Company has elected to issue certificates (as opposed to electronic book entry form with respect to its Common Shares); in which case, the Company shall deliver certificates to the Participant (or the person exercising the Participant’s Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Any obligation of the Company to deliver Common Shares shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Nonqualified Option or the Common Shares upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Nonqualified Option or the issuance or purchase of Common Shares thereunder, the Nonqualified Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Shares specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Nonqualified Option and right to purchase such Common Shares may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of Common Shares with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per Common Share over the SAR Price per share specified in such SAR, multiplied by the total number of Common Shares of the SAR being surrendered;

(b) that number of Common Shares having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with Common Shares and in part with cash.

The distribution of any cash or Common Shares pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Shares are listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m) of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Shares (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Shares (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Shares (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited Common Shares in accordance with Section 6.3, and (vi) the number of or SAR Price of Common Shares then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding Common Shares in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of Common Shares (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Nonqualified Option to violate Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Shares or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of Common Shares subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each Common Share subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each Common Share held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Shares or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of Common Shares involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the Common Shares subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in Common Shares, or (ii) at the election of the Participant, settled in Common Shares, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Shares, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to Common Shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each Common Share of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Common Share of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent consultants or trustees of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Trustees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted. To the extent permitted by Applicable Law, any Incentives granted in accordance with this Article 14 shall not reduce the number of Common Shares available for grant under Section 5.1 above.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the Common Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Common Shares under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which Common Shares are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of Common Shares under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver Common Shares, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving Common Shares issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing Common Shares, if such certificate is requested by the Participant in accordance with Section 6.4(a) or Section 8.3(c) above and the Company has elected to issue certificates (as opposed to electronic book entry form with respect to its Common Shares). Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of Common Shares that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Nonqualified Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7 Assignability. Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Award to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Award is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 15.7, and (z) subsequent transfers of transferred Awards shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 12, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which, if such Awards are Nonqualified Options or SARs, such Nonqualified Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Shares issuable or issued under a Nonqualified Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8 Use of Proceeds. Proceeds from the sale of Common Shares pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9 Legend. Restricted Shares electronically registered in a Participant’s name shall note that the shares are Restricted Shares. If a certificate for Restricted Shares is issued to a Participant, the certificate shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof:

On the face of the certificate:

“Transfer of these Common Shares is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The Common Shares are subject to and transferable only in accordance with that certain Physicians Realty Trust 2013 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Milwaukee, Wisconsin. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement. By acceptance of these Common Shares, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.”

If a certificate for Common shares is issued to a Participant, the following legend shall be inserted on a certificate evidencing Common Shares issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Common Shares represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in 735 N. Water Street, Suite 1000, Milwaukee, Wisconsin 53202.

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APPENDIX B

REVOCABLE PROXY

PHYSICIANS REALTY TRUST

ANNUAL MEETING OF SHAREHOLDERS
AUGUST 7, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned hereby appoints John T. Thomas and John W. Lucey, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Physicians Realty Trust (the "Company"), to be held at the Milwaukee Athletic Club located at 758 N. Broadway, Milwaukee, Wisconsin 53202, on Thursday, August 7, 2014 at 10:00 a.m., Central Daylight Time, and any adjournments thereof, and to vote all common shares of the Company that the shareholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

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Comments:

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IMPORTANT ANNUAL MEETING INFORMATION

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/7799

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold All	For All Except
1. To elect seven trustees to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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Any such matters as may properly come before the meeting, or any adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3.

This Proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this Proxy will be voted FOR proposals 1, 2 and 3.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

7799

B-1